                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5845

                           Van Kampen Senior Loan Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                   522 Fifth Avenue, New York, New York 10036
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Ronald Robison
                   522 Fifth Avenue, New York, New York 10036
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 7/31

Date of reporting period: 1/31/08

Item 1. Report to Shareholders.

The Fund's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Senior Loan Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of January 31, 2008.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, C, IB OR IC SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF THE FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       AN INVESTMENT IN SENIOR LOANS IS SUBJECT TO CERTAIN RISKS SUCH AS LOAN DEFAULTS AND ILLIQUIDITY DUE TO INSUFFICIENT COLLATERAL BACKING.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 1/31/08

                               A SHARES           B SHARES           C SHARES        IB SHARES      IC SHARES
                                since              since              since            since          since
                               2/18/05            2/18/05            2/18/05          10/4/89        6/13/03
---------------------------------------------------------------------------------------------------------------
                                     W/MAX              W/MAX              W/MAX
                             W/O     3.25%      W/O     3.00%      W/O     1.00%
AVERAGE ANNUAL              SALES    SALES     SALES    SALES     SALES    SALES     W/O SALES      W/O SALES
TOTAL RETURNS              CHARGES   CHARGE   CHARGES   CHARGE   CHARGES   CHARGE     CHARGES        CHARGES

Since Inception             1.86%     0.72%    1.07%     0.63%    1.07%     1.07%       5.36%          4.82%

10-year                       --        --       --        --       --        --        3.51             --

5-year                        --        --       --        --       --        --        5.86             --

1-year                     -5.00     -8.05    -5.73     -8.37    -5.73     -6.61       -5.11          -5.00

6-month                    -4.45     -7.55    -4.94     -7.69    -4.94     -5.86       -4.57          -4.56
---------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 3.25 percent for Class A shares, an early withdrawal charge of 3.00 percent for Class B shares (in year one and declining to zero after year five), an early withdrawal charge of 1.00 percent for Class C shares in year one, and combined distribution fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares and a service fee of up to 0.15 percent for Class IC shares. Effective 2/18/05, contingent deferred sales charges for Class IB and Class IC shares have been terminated. New investments are not available in Class IB and IC shares. Figures shown above assume reinvestment of all distributions. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2008

MARKET CONDITIONS

U.S. economic growth, as measured by gross domestic product (GDP), rose 4.9 percent in the third quarter of 2007, well above the 3.8 percent posted during the second quarter. However, advance estimates at the end of the reporting period show GDP expanded just 0.6 percent in the fourth quarter. The economic slowdown translated into slower earnings growth for many corporate borrowers within the senior loan market.

The six-month period under review was challenging for the senior loan market, as it was for virtually all non-government bond sectors. The turmoil and uncertainty that began in early summer persisted throughout the period as dislocations stemming from the problems in the subprime mortgage arena permeated the fixed income markets, leading to a significant contraction in credit and liquidity. In an effort to spur the economy and ease the liquidity crunch, the Federal Open Market Committee (the "Fed") lowered the target federal funds rate a total of 2.25 percentage points during the reporting period, bringing the rate to 3.00 percent as of the end of January. Although the Fed's moves did bring some stability to the markets, it was relatively short-lived and riskier assets continued to struggle as investors fled to high-quality securities.

The broad reassessment of risk pricing in the credit markets, coupled with the significant decline in market liquidity, put considerable pressure on senior loan prices. Although the market experienced a brief respite in September and October, when loan values rose, a subsequent significant decline in demand and rise in supply pushed loan values lower again. Demand from collateralized loan obligations (CLOs) in particular, which had until recently accounted for up to 60 percent of purchases in the senior loan market, evaporated almost entirely in the latter half of the year. At the same time, following the run up of prices in October, a significant amount of new deals were launched. This technical demand/supply imbalance in the market, coupled with the tightening of lending standards, have in our view been the primary drivers of the volatility in the senior loan market over the past several months. Increased selling by retail and relative value investors has also pressured loan prices. Nonetheless, default rates remain well below the historical average, though they have trended upward slightly in recent weeks, and the overall fundamentals of the senior loan market, in our opinion remain intact.

PERFORMANCE ANALYSIS

The Fund returned -4.45 percent for the six months ended January 31, 2008 (Class A shares, unadjusted for sales charges).

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2008

-------------------------------------------------------------
      CLASS A   CLASS B   CLASS C   CLASS IB   CLASS IC

      -4.45%    -4.94%    -4.94%     -4.57%     -4.56%
-------------------------------------------------------------

The performance for the five share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information.

Although the past several months have certainly been challenging for investors, we have not seen a meaningful decline in the credit quality of the portfolio and we continue to see relatively strong earnings from the companies in which we have invested. We continue to adhere to our research-intensive investment process, employing a bottom-up asset selection process driven by thorough analysis of individual company fundamentals, and have not relaxed our rigorous credit standards. In fact, our team refused to participate in over 65 percent of all the deals that were syndicated during 2006 and 2007, when a number of highly leveraged, aggressively structured senior loans were syndicated. We believe this has contributed to the Fund's very low default rate, which was at an all-time low for the Fund at the end of 2007 and well below the industry average. We do think that defaults in the senior loan market are likely to rise in the coming months, but we believe the deals that we turned down are the ones most likely to experience problems should the economy continue to decline.

We continued to position the portfolio defensively, generally avoiding sectors or industries that we believe are vulnerable to cyclical economic downturns. For example, we remain cautious about auto and airline industries because of their susceptibility to high fuel prices. Given the decline in the residential housing market, we have also generally avoided investments in the building and real estate sectors. We have been very selective regarding investments in the health care industry, particularly those assets with inherent reimbursement and regulatory risks, but have found pockets of attractive opportunities in sub-sectors that are not exposed to these risks. In general, we made relatively few changes to the portfolio, and as of the end of the reporting period, the Fund's largest sector weightings were Printing and Publishing, Healthcare and Beverage, Food & Tobacco.

The Fund remained fully invested in senior secured loans, and used a modest amount of leverage which may allow us to enhance the Fund's yield while keeping credit standards high. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed-income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans adjusts to changes in interest rates, as do the rates which determine the Fund's borrowing costs. (Similarly, should short-term rates fall, borrowing costs would also decline. The fund's portfolio, though, also will generate less income when interest rates decline.) We might reduce leverage in periods of weaker credit quality conditions to prevent magnifying erosion of the Fund's net asset value.

While we believe this portfolio structure (fully invested, modest leverage) adds value for shareholders over a full cycle, it has been a drag on performance in the short term. Because the recent market volatility has been driven by technical factors, rather than a change in underlying fundamentals, we have not altered the use of leverage in the Fund as we believe it is very difficult to "time" technical events in the market. Therefore, portfolio construction continues to be driven by fundamental credit research. The use of leverage may, though, increase the Fund's volatility.

Although it has been a very difficult period, it has created certain opportunities. Loans coming to market today are offering better spreads and stronger credit structures than we have seen in the past few years. These more investor-friendly terms may lead to attractive risk/reward characteristics for investors going forward. In addition, merger and acquisition activity continues, which has historically meant greater opportunities for senior secured lenders. The emergence of a large number of non-public funds seeking to acquire portions of loans currently held by banks is encouraging as well, as it may serve to reduce the supply overhang and therefore relieve some of the downward pressure on prices in the market. We will continue to focus on maintaining a high quality, well-diversified portfolio of issuers with stable cash flows, strong management teams, and collateral value sufficient to provide a solid second way out in a worst-case default scenario.

There is no guarantee that any securities mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 1/31/08
Printing & Publishing                                            13.1%
Healthcare                                                       11.0
Beverage, Food & Tobacco                                          6.9
Entertainment & Leisure                                           6.7
Hotels, Motels, Inns & Gaming                                     5.7
Chemicals, Plastics & Rubber                                      5.7
Broadcasting--Cable                                               5.2
Finance                                                           4.4
Business Equipment & Services                                     4.0
Restaurants & Food Service                                        3.8
Utilities                                                         3.7
Broadcasting--Television                                          3.5
Automotive                                                        3.3
Buildings & Real Estate                                           3.3
Containers, Packaging & Glass                                     3.3
Electronics                                                       3.2
Non-Durable Consumer Products                                     3.1
Paper & Forest Products                                           3.1
Retail--Stores                                                    3.1
Insurance                                                         3.0
Aerospace/Defense                                                 2.6
Education & Child Care                                            2.4
Construction Material                                             2.2
Broadcasting--Radio                                               2.1
Medical Products & Services                                       2.0
Diversified Manufacturing                                         1.5
Telecommunications--Local Exchange Carriers                       1.4
Natural Resources                                                 1.3
Textiles & Leather                                                1.3
Ecological                                                        1.1
Home & Office Furnishings, Housewares & Durable Consumer
  Products                                                        1.1
Health & Beauty                                                   1.0
Personal & Miscellaneous Services                                 0.7
Broadcasting--Diversified                                         0.7
Pharmaceuticals                                                   0.7
Telecommunications--Wireless                                      0.6
Retail--Specialty                                                 0.6
Banking                                                           0.5
Machinery                                                         0.4
Grocery                                                           0.3
Transportation-Rail Manufacturing                                 0.3
Transportation--Cargo                                             0.3
Telecommunications--Long Distance                                 0.3
Transportation--Personal                                          0.2
Mining, Steel, Iron & Non-Precious Metals                         0.2
Durable Consumer Products                                         0.2

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 1/31/08
                                       (continued from previous page)
Retail--Oil & Gas                                                 0.2
Farming & Agriculture                                             0.1
                                                                -----
Total Long-Term Investments                                     125.4
Total Short-Term Investments                                      1.0
                                                                -----
Total Investments                                               126.4
Borrowings                                                      (28.8)
Other Assets in Excess of Liabilities                             2.4
                                                                -----
Net Assets                                                      100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Summary of investments by industry classification percentages are as a percentage of net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 8/1/07 - 1/31/08.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   8/1/07           1/31/08       8/1/07-1/31/08
Class A
  Actual......................................    $1,000.00        $  955.49          $13.08
  Hypothetical................................     1,000.00         1,011.76           13.45
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00           950.60           16.72
  Hypothetical................................     1,000.00         1,007.99           17.21
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00           950.60           16.72
  Hypothetical................................     1,000.00         1,007.99           17.21
  (5% annual return before expenses)
Class IB
  Actual......................................     1,000.00           954.34           13.07
  Hypothetical................................     1,000.00         1,011.76           13.45
  (5% annual return before expenses)
Class IC
  Actual......................................     1,000.00           954.35           13.07
  Hypothetical................................     1,000.00         1,011.76           13.45
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 2.66%, 3.41%, 3.41%, 2.66% and 2.66%, for Class A, B, C, IB and IC Shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT                                                             STATED
(000)       BORROWER                          COUPON             MATURITY*            VALUE
------------------------------------------------------------------------------------------------
            VARIABLE RATE** SENIOR LOAN INTERESTS  124.8%
            AEROSPACE/DEFENSE  2.6%
$ 10,435    Alion Science and Technology
            Corp., Term Loan............       7.33%              08/02/09        $    9,651,956
   2,476    Apptis, Inc., Term Loan.....   6.53 to 8.10           12/20/12             2,228,450
   3,247    DeCrane Aircraft Holdings,
            Inc., Term Loan.............       7.40               02/21/13             3,133,550
   1,229    DynCorp International, LLC,
            Term Loan...................       6.88               02/11/11             1,158,963
   1,015    Hawker Beechraft Acquisition
            Co., Revolving Credit
            Agreement...................       6.93               03/26/14               936,325
  11,903    Hawker Beechraft Acquisition
            Co., Term Loan..............       6.83               03/26/14            10,982,671
   9,614    IAP Worldwide Services,
            Inc., Term Loan.............  11.13 to 16.63    12/30/12 to 06/30/13       8,169,606
   3,264    ILC Industries, Inc., Term
            Loan........................       7.09               02/24/12             3,035,520
   3,564    Primus International, Inc.,
            Term Loan...................       7.04               06/07/12             3,386,160
   3,667    Sequa Corp., Term Loan......       8.08               12/03/14             3,504,721
     893    Tri-Star Electronics
            International, Term Loan....   7.83 to 8.31           02/02/13               861,986
   4,218    Vangent, Inc., Term Loan....       7.27               02/14/13             3,775,222
     625    Wesco Aircraft Hardware
            Corp., Term Loan............       10.58              03/28/14               610,937
                                                                                  --------------
                                                                                      51,436,067
                                                                                  --------------
            AUTOMOTIVE  3.3%
   1,631    Accuride Corp., Term Loan
            (a).........................       7.56               01/31/12             1,573,223
   1,975    Acument Global Technologies,
            Inc., Term Loan.............       8.33               08/11/13             1,896,000
     952    Affinia Group, Inc., Term
            Loan........................       6.24               11/30/11               930,467
   6,098    EPD, Inc., Term Loan........   5.75 to 5.78           07/31/14             5,518,457
  20,555    Ford Motor Co., Term Loan...       8.00               12/15/13            18,050,949
   2,195    Heartland Automotive
            Holdings, Inc., Term Loan
            (b) (c).....................       10.75              02/27/12             1,536,160
   8,947    MetoKote Corp., Term Loan...   6.25 to 7.84           11/27/11             8,141,505
   1,820    Navistar International
            Corp., Revolving Credit
            Agreement...................   6.50 to 8.32           01/19/12             1,653,166
   5,005    Navistar International
            Corp., Term Loan............       6.50               01/19/12             4,546,207
   8,874    Oshkosh Truck Corp., Term
            Loan........................       6.90               12/06/13             8,242,647

 10                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                             STATED
(000)       BORROWER                          COUPON             MATURITY*            VALUE
------------------------------------------------------------------------------------------------
            AUTOMOTIVE (CONTINUED)
$    500    Performance Transportation
            Services, Inc., Revolving
            Credit Agreement (c)........      10.32%              01/26/12        $      462,785
     344    Performance Transportation
            Services, Inc., Term Loan
            (c).........................       10.75              01/26/12               317,791
   6,965    Polypore, Inc., Term Loan...       5.52               07/03/14             6,564,512
   1,455    Precision Partners, Inc.,
            Term Loan...................       8.33               10/27/13             1,323,778
   6,769    Sensata Technologies, Inc.,
            Term Loan...................       5.06               04/27/13             6,101,757
                                                                                  --------------
                                                                                      66,859,404
                                                                                  --------------
            BANKING  0.5%
  11,154    Dollar Financial Corp., Term
            Loan........................   7.58 to 7.95           10/30/12            10,763,895
                                                                                  --------------

            BEVERAGE, FOOD & TOBACCO  6.9%
   3,162    BE Foods Investments, Inc.,
            Term Loan (d)...............       9.70               07/11/12             2,893,422
   5,799    Birds Eye Foods, Inc., Term
            Loan........................       6.58               03/22/13             5,451,412
  14,158    Coleman Natural Foods, LLC,
            Term Loan (d)...............   9.50 to 13.50    08/22/12 to 08/22/13      12,521,211
   7,450    Culligan International Co.,
            Term Loan...................   5.56 to 7.08           11/24/12             6,059,318
   4,938    DCI Cheese Co., Term Loan...       8.08               08/07/13             4,912,812
  35,287    Dole Food Co., Inc., Term
            Loan........................   6.00 to 7.13           04/12/13            32,234,631
   5,840    DS Waters of America, Inc.,
            Term Loan...................       5.52               10/25/12             5,547,845
   4,050    DSW Holdings, Inc., Term
            Loan........................       8.60               03/07/12             3,807,000
   8,335    Farley's & Sathers Candy
            Co., Inc., Term Loan........   8.43 to 12.91    06/15/10 to 03/24/11       8,218,284
   5,568    FSB Holdings, Inc., Term
            Loan........................   7.00 to 10.94    09/29/13 to 03/29/14       5,248,412
   7,463    LJVH Holdings, Inc.,
            (Canada) Term Loan..........       7.33         07/19/14 to 01/19/15       7,137,135
     716    Mafco Worldwide Corp., Term
            Loan........................   5.99 to 6.96           12/08/11               696,752
   5,742    Michelina's, Inc., Term
            Loan........................   6.31 to 7.63           04/02/11             5,613,278
   5,702    OSI Group, LLC, Term Loan...       6.84               09/02/11             5,374,551
   8,233    PBM Products, LLC, Term
            Loan........................       5.78               09/29/12             7,450,541
   6,891    Pierre Foods, Inc., Term
            Loan........................       8.88               06/30/10             6,425,897

See Notes to Financial Statements                                             11

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                             STATED
(000)       BORROWER                          COUPON             MATURITY*            VALUE
------------------------------------------------------------------------------------------------
            BEVERAGE, FOOD & TOBACCO (CONTINUED)
$ 19,556    Pinnacle Foods Finance, LLC,
            Term Loan...................   7.48 to 7.59%          04/02/14        $   17,698,264
     894    Smart Balance, Inc., Term
            Loan........................       8.09               05/18/14               860,881
                                                                                  --------------
                                                                                     138,151,646
                                                                                  --------------
            BROADCASTING--CABLE  5.2%
   3,729    Cequel Communications, LLC,
            Term Loan...................   6.65 to 7.00           11/05/13             3,261,582
  68,500    Charter Communications
            Operating, LLC, Term Loan...   5.26 to 7.34     03/06/14 to 09/06/14      58,828,494
  18,857    CSC Holdings, Inc., Term
            Loan........................       6.90               03/29/13            17,393,710
     748    CW Media Holdings, Inc.,
            (Canada) Term Loan..........       8.08               02/15/15               725,681
   4,622    Discovery Communications
            Holding, LLC, Term Loan.....       6.83               05/14/14             4,402,684
   5,522    Knology, Inc., Term Loan....       6.95               06/30/12             5,052,859
   9,181    MCC Iowa, LLC, Term Loan....   4.88 to 5.88     03/31/10 to 01/31/15       8,237,255
   1,584    Mediacom Illinois, LLC, Term
            Loan........................   5.07 to 5.74           01/31/15             1,412,589
   4,975    RCN Corp., Term Loan........       7.13               05/25/14             4,617,422
                                                                                  --------------
                                                                                     103,932,276
                                                                                  --------------
            BROADCASTING--DIVERSIFIED  0.7%
   8,700    Alpha Topco Ltd., (United
            Kingdom) Term Loan (a)......   7.09 to 8.22     12/31/13 to 06/30/14       8,082,656
   2,914    Cumulus Media, Inc., Term
            Loan........................   5.02 to 6.07           06/11/14             2,622,312
   3,330    NEP II, Inc., Term Loan.....       7.11               02/16/14             3,149,482
                                                                                  --------------
                                                                                      13,854,450
                                                                                  --------------
            BROADCASTING--RADIO  2.1%
   5,000    Citadel Broadcasting Corp.,
            Term Loan...................   4.91 to 6.46           06/12/14             4,293,750
   7,846    CMP KC, LLC, Term Loan......   8.38 to 8.56           05/03/11             7,178,640
  11,433    CMP Susquehanna Corp., Term
            Loan........................   5.30 to 6.44           05/05/13            10,103,916
   4,139    Emmis Operating Co., Term
            Loan........................   6.84 to 6.85           11/01/13             3,768,965
   1,179    LBI Media, Inc., Term
            Loan........................       4.77               03/31/12             1,078,785
   4,028    Multicultural Radio
            Broadcasting, Inc., Term
            Loan........................   7.90 to 10.90    12/18/12 to 06/18/13       3,967,313
   4,418    NextMedia Operating, Inc.,
            Term Loan...................   5.99 to 7.77     11/15/12 to 11/15/13       4,073,061

 12                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                             STATED
(000)       BORROWER                          COUPON             MATURITY*            VALUE
------------------------------------------------------------------------------------------------
            BROADCASTING--RADIO (CONTINUED)
$  2,228    Regent Broadcasting, LLC,
            Term Loan...................       7.09%              11/21/13        $    1,982,475
   5,382    Spanish Broadcasting System,
            Inc., Term Loan.............       6.58               06/11/12             4,897,188
                                                                                  --------------
                                                                                      41,344,093
                                                                                  --------------
            BROADCASTING--TELEVISION  3.5%
   1,975    Barrington Broadcasting,
            LLC, Term Loan..............   7.08 to 7.13           08/12/13             1,817,000
   4,156    NV Broadcasting, LLC, Term
            Loan........................       8.13               11/01/13             4,062,734
   3,225    Sunshine Acquisition, Ltd.,
            Term Loan...................       6.60               03/20/12             2,918,627
  72,819    Univision Communications,
            Inc., Term Loan.............   5.49 to 5.77     03/29/09 to 09/29/14      61,300,787
                                                                                  --------------
                                                                                      70,099,148
                                                                                  --------------
            BUILDINGS & REAL ESTATE  3.3%
   2,435    California Coastal
            Communities, Inc., Term
            Loan........................       7.20               09/15/11             2,386,496
   2,500    El Ad IDB Las Vegas, LLC,
            Term Loan...................       7.16               08/10/08             2,350,000
   1,500    Forestar Real Estate Group,
            Inc., Term Loan.............       8.32               12/01/10             1,485,000
  13,897    Ginn LA CS Borrower, LLC,
            Term Loan (d)...............   8.23 to 12.33    06/08/11 to 06/08/12      10,454,760
   3,649    Kuilima Resort Co., Term
            Loan (b)....................       11.50              09/30/11             1,058,195
   9,800    Kyle Acquisition Group, LLC,
            Term Loan...................       6.81         07/20/08 to 07/20/10       7,129,500
     602    Lake at Las Vegas Joint
            Venture, LLC, Revolving
            Credit Agreement (d)........       15.10              06/20/12               281,867
   5,548    Lake at Las Vegas Joint
            Venture, LLC, Term Loan
            (d).........................  11.00 to 15.30    03/17/08 to 06/20/12       3,130,163
   3,214    Landsource Communities
            Development, LLC, Term
            Loan........................   9.75 to 9.77           02/27/13             2,508,926
   3,200    LNR Property Corp., Term
            Loan........................       7.63               07/12/11             2,960,000
   3,037    London Arena & Waterfront
            Finance, LLC, (United
            Kingdom) Term Loan..........       7.63               03/08/12             2,930,810
   2,809    NLV Holdings, LLC, Term
            Loan........................   7.27 to 11.52    05/09/11 to 05/30/12       1,347,421
   7,462    Realogy Corp., Term Loan....   7.45 to 7.51           10/10/13             6,291,820

See Notes to Financial Statements                                             13

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                             STATED
(000)       BORROWER                          COUPON             MATURITY*            VALUE
------------------------------------------------------------------------------------------------
            BUILDINGS & REAL ESTATE (CONTINUED)
$  2,370    Shea Capital I, LLC, Term
            Loan........................       6.83%              10/27/11        $    1,925,625
   1,546    Shea Mountain House, LLC,
            Term Loan...................       5.27               05/11/11             1,252,325
   3,248    South Edge, LLC, Term Loan..   5.06 to 5.31     10/31/08 to 10/31/09       2,703,302
     360    Standard Pacific Corp., Term
            Loan........................       6.66               05/05/13               260,100
   3,964    Tamarack Resort, LLC, Term
            Loan........................   8.18 to 10.25          05/19/11             3,468,500
   6,750    WCI Communities, Inc, Term
            Loan........................       9.66               12/23/10             5,976,565
   6,177    Yellowstone Development,
            LLC, Term Loan..............       5.65               09/30/10             5,629,053
                                                                                  --------------
                                                                                      65,530,428
                                                                                  --------------
            BUSINESS EQUIPMENT & SERVICES  4.0%
   1,347    Audio Visual Services Corp.,
            Term Loan...................       5.52               02/28/14             1,252,361
   1,241    BakerCorp, Term Loan........   5.52 to 7.19           05/08/14             1,191,000
   5,058    Cellnet Group, Inc., Term
            Loan........................   6.86 to 7.11           07/22/11             4,744,916
   1,763    Contec, LLC, Term Loan......       6.75               06/15/12             1,648,793
   2,617    Crawford & Co., Term Loan...       7.58               10/30/13             2,446,994
   5,483    Edwards, (Cayman Islands II)
            Ltd., Term Loan.............   7.08 to 10.83    05/31/14 to 11/30/14       4,367,888
   4,156    First American Payment
            Systems, LP, Term Loan......       6.56               10/06/13             4,051,856
   4,975    HydroChem Industrial
            Services, Inc., Term Loan...   7.12 to 7.25           07/12/13             4,900,375
   2,315    Information Resources, Inc.,
            Term Loan...................   5.04 to 6.80           05/16/14             2,095,439
   2,243    InfoUSA, Inc., Term Loan....       6.83               02/14/12             2,187,257
   7,354    KAR Holdings, Inc., Term
            Loan........................       7.08               10/20/13             6,457,382
   3,403    Katun Corp., Term Loan......       9.59               06/30/09             3,352,176
   7,675    NCO Financial Systems, Term
            Loan........................   7.83 to 8.00           05/15/13             7,259,251
   4,975    RGIS Services, LLC, Term
            Loan........................   5.74 to 5.77           04/30/14             4,353,125
   2,000    SMG Holdings, Inc., Term
            Loan........................       7.73               07/27/14             1,940,000
     965    Valassis Communications,
            Inc., Term Loan.............       6.58               03/02/14               863,663
  29,415    VNU, Inc., Term Loan........   6.66 to 7.15           08/09/13            27,266,369
                                                                                  --------------
                                                                                      80,378,845
                                                                                  --------------

 14                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                             STATED
(000)       BORROWER                          COUPON             MATURITY*            VALUE
------------------------------------------------------------------------------------------------
            CHEMICALS, PLASTICS & RUBBER  5.7%
$    893    Arizona Chemical Co., Term
            Loan........................       7.08%              02/28/13        $      768,195
   1,892    Becker-Underwood, Inc., Term
            Loan........................   8.34 to 8.59     03/31/10 to 09/30/11       1,863,952
   2,488    Bond US Holdings, Inc., Term
            Loan........................       7.65               07/10/14             2,226,312
  12,600    Brenntag Holdings GmbH & Co.
            KG, (Germany) Term Loan.....   5.79 to 7.79     01/17/14 to 07/17/15      11,689,337
   1,000    Cristal Inorganic Chemicals
            US, Inc., Term Loan.........       7.08               05/15/14               895,000
   7,546    Ferro Corp., Term Loan......   6.73 to 6.83           06/06/12             7,319,519
   2,919    Fibervisions Delaware Corp.,
            Term Loan...................       9.08               03/31/13             2,466,964
   1,624    Foamex LP, Term Loan........   6.27 to 6.51           02/12/13             1,417,882
   3,182    Georgia Gulf Corp., Term
            Loan........................   5.77 to 7.04           10/03/13             2,964,797
  25,175    Hexion Specialty Chemicals,
            Inc., Term Loan.............   7.00 to 7.13           05/05/13            23,710,169
  14,819    Huntsman International, LLC,
            Term Loan...................       5.04               08/16/12            14,078,061
   5,708    Ineos Holdings, Ltd.,
            (United Kingdom) Term
            Loan........................   7.36 to 7.86     12/16/13 to 12/23/14       5,291,943
   7,463    ISP Chemco, Inc., Term
            Loan........................   6.44 to 6.94           06/04/14             6,963,445
   8,791    Kraton Polymers, LLC, Term
            Loan........................       6.75               05/12/13             8,164,920
   7,423    Lucite International Group
            Holdings, Ltd., (United
            Kingdom) Term Loan..........       5.50               07/07/13             6,829,296
   2,621    MacDermid, Inc., Term Loan..       6.83               04/12/14             2,430,916
   2,985    OMNOVA Solutions, Inc., Term
            Loan........................   5.77 to 7.58           05/22/14             2,686,500
   5,000    Univar, Inc., Term Loan.....       7.89               10/11/14             4,862,500
   4,350    Valley National Gases, Inc.,
            Term Loan...................   5.52 to 7.08           02/28/14             4,023,294
   6,050    Wellman, Inc., Term Loan....   8.91 to 11.66    02/10/09 to 02/10/10       3,421,335
                                                                                  --------------
                                                                                     114,074,337
                                                                                  --------------
            CONSTRUCTION MATERIAL  1.8%
   7,840    AXIA, Inc., Term Loan.......       10.00              12/21/12             7,056,000
   3,555    Beacon Sales Acquisition,
            Inc., Term Loan.............   6.73 to 7.08           09/30/13             3,235,050
   3,000    Brand Services, Inc., Term
            Loan........................   9.31 to 11.06          02/07/15             2,748,750

See Notes to Financial Statements                                             15

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                             STATED
(000)       BORROWER                          COUPON             MATURITY*            VALUE
------------------------------------------------------------------------------------------------
            CONSTRUCTION MATERIAL (CONTINUED)
$ 13,388    Building Materials Corp. of
            America, Term Loan..........   6.69 to 9.56%    03/15/14 to 09/15/14  $   10,582,633
   5,481    Building Materials Holdings
            Corp., Term Loan............       8.83               11/10/13             4,562,620
   4,905    Contech Construction
            Products, Inc., Term Loan...   5.28 to 6.54           01/31/13             4,641,579
   1,500    Custom Building Products,
            Inc., Term Loan.............       9.72               04/29/12             1,350,000
   1,771    Nortek, Inc., Term Loan.....   5.53 to 7.25           08/27/11             1,637,731
   1,996    Panolam Industries
            International, Inc.
            (Canada), Term Loan.........       7.59               09/30/12             1,746,098
                                                                                  --------------
                                                                                      37,560,461
                                                                                  --------------
            CONTAINERS, PACKAGING & GLASS  3.3%
   1,576    Altivity Packaging, LLC,
            Term Loan (a)...............   5.65 to 7.08           06/30/13             1,534,348
   2,494    Berlin Packaging, LLC, Term
            Loan........................   8.00 to 8.35           08/17/14             2,456,344
   7,498    Berry Plastics Group, Inc.,
            Term Loan (d)...............       7.16               04/03/15             6,500,604
     865    Captive Plastics, Inc., Term
            Loan........................       6.02               08/18/11               843,503
   9,403    Consolidated Container Co.,
            LLC, Term Loan..............   5.50 to 10.58    03/28/14 to 09/28/14       7,006,638
     100    Fleming Packaging Corp.,
            Revolving Credit Agreement
            (b) (c) (e).................       6.50               03/31/03                     0
     871    Fleming Packaging Corp.,
            Term Loan (b) (c) (e).......       10.00              08/31/04                     0
   3,632    Graham Packaging Co., Term
            Loan........................   6.81 to 7.75           10/07/11             3,376,810
   9,095    Graphic Packaging
            International Corp., Term
            Loan........................   5.33 to 6.73           05/16/14             8,373,516
     792    Kranson Industries, Inc.,
            Revolving Credit
            Agreement...................   6.69 to 7.25           07/31/13               774,208
  13,481    Kranson Industries, Inc.,
            Term Loan...................       7.09               07/31/13            12,941,465
   5,915    Packaging Dynamics, Term
            Loan........................       6.83               06/09/13             5,589,628
   4,045    Pertus Sechzehnte GmbH,
            (Germany) Term Loan.........   5.65 to 5.90     06/13/15 to 06/13/16       2,952,832
   3,658    Smurfit-Stone Container
            Corp., Revolving Credit
            Agreement...................   5.69 to 7.25           11/01/09             3,548,260

 16                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                             STATED
(000)       BORROWER                          COUPON             MATURITY*            VALUE
------------------------------------------------------------------------------------------------
            CONTAINERS, PACKAGING & GLASS (CONTINUED)
$  5,638    Tegrant Holding Corp., Term
            Loan........................  7.60 to 10.35%    03/08/14 to 03/08/15  $    4,653,312
   5,510    Unifrax Corp., Term Loan....       5.56               05/02/13             5,248,569
                                                                                  --------------
                                                                                      65,800,037
                                                                                  --------------
            DIVERSIFIED MANUFACTURING  1.5%
   1,784    Arnold Magnectic
            Technologies Corp., Term
            Loan........................   8.25 to 9.90     03/06/11 to 03/06/12       1,776,222
   3,500    Euramax International, Inc.,
            Term Loan...................       12.65              06/29/13             2,618,000
   3,483    Jason, Inc., Term Loan......       6.52               04/30/10             3,308,375
  12,077    Mueller Water Products, Inc,
            Term Loan...................   4.99 to 6.89           05/24/14            11,443,130
   6,224    MW Industries, Inc., Term
            Loan........................       7.83               11/01/13             6,254,948
   2,235    Wire Rope Corp. of America,
            Inc., Term Loan.............       7.08               02/08/14             2,112,125
   1,995    X-rite, Inc., Term Loan.....   8.38 to 8.69           10/24/12             1,997,494
                                                                                  --------------
                                                                                      29,510,294
                                                                                  --------------
            DURABLE CONSUMER PRODUCTS  0.2%
   3,333    Brown Jordan International,
            Inc., Term Loan.............   9.00 to 9.28           04/30/12             3,284,903
                                                                                  --------------

            ECOLOGICAL  1.1%
   3,051    Big Dumpster Acquisition,
            Inc., Term Loan.............       7.08               02/05/13             2,769,023
   3,002    Energy Solutions, LLC, Term
            Loan........................   6.24 to 7.10     05/28/13 to 06/07/13       2,762,092
   1,162    Environmental Systems
            Products Holdings, Term
            Loan........................  10.13 to 11.70          09/12/12             1,112,695
   3,043    LVI Services, Inc., Term
            Loan........................   7.99 to 9.58           11/16/11             2,913,624
   3,139    Synagro Technologies, Inc.,
            Term Loan...................   6.83 to 9.64     04/02/14 to 10/02/14       2,746,243
   9,612    Waste Services, Inc., Term
            Loan........................       7.40               03/31/11             9,035,662
                                                                                  --------------
                                                                                      21,339,339
                                                                                  --------------
            EDUCATION & CHILD CARE  2.4%
  24,938    Cengage Learning Holdings
            II, LP, Term Loan...........   6.03 to 7.58           07/05/14            22,513,026
   6,045    Educate, Inc., Term Loan....   7.08 to 10.08    06/14/13 to 06/14/14       5,708,907

See Notes to Financial Statements                                             17

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                             STATED
(000)       BORROWER                          COUPON             MATURITY*            VALUE
------------------------------------------------------------------------------------------------
            EDUCATION & CHILD CARE (CONTINUED)
$  9,523    Education Management, LLC,
            Term Loan...................       6.63%              06/01/13        $    8,827,374
  12,469    Nelson Education Ltd.,
            (Canada) Term Loan..........       7.33               07/05/14            11,541,387
                                                                                  --------------
                                                                                      48,590,694
                                                                                  --------------
            ELECTRONICS  3.2%
  12,290    Dealer Computer Services,
            Inc., Term Loan.............   6.84 to 10.34    10/26/12 to 10/26/13      11,414,365
   1,500    Deutsche Connector Group,
            (France) Term Loan..........   7.40 to 7.65     06/22/14 to 06/22/15       1,395,625
     990    H3C Holdings, Ltd., (Cayman
            Islands) Term Loan..........       8.14               09/28/12               950,400
   4,938    Infor Enterprise Solutions
            Holdings, Inc., Term Loan...       8.58               07/28/12             4,493,125
   3,687    Intergraph Corp., Term
            Loan........................   5.27 to 7.08           05/29/14             3,539,318
   7,409    Kronos, Inc., Term Loan.....       7.08               06/11/14             6,612,469
   2,758    Network Solutions, LLC, Term
            Loan........................   5.78 to 7.33           03/07/14             2,468,601
   2,475    Nuance Communications, Inc.,
            Term Loan...................       7.35               03/31/13             2,343,337
   1,349    ON Semiconductor Corp., Term
            Loan........................       6.58               09/03/13             1,281,933
  13,543    Open Solutions, Inc., Term
            Loan........................       5.85               01/23/14            12,509,910
   3,675    Open Text Corp., Term
            Loan........................       5.52               10/02/13             3,589,855
     394    Stratus Technologies, Inc.,
            Term Loan...................       8.58               03/29/11               357,227
   9,483    Sungard Data Systems, Inc.,
            Term Loan...................       6.90               02/28/14             8,812,311
   5,038    Verint Systems, Inc., Term
            Loan........................       7.38               05/25/14             4,509,423
                                                                                  --------------
                                                                                      64,277,899
                                                                                  --------------
            ENTERTAINMENT & LEISURE  6.7%
   1,960    AMC Entertainment, Inc.,
            Term Loan (a)...............       5.04               01/26/13             1,811,600
   7,377    Bombardier Capital, Inc.,
            Term Loan...................       6.43               06/28/13             7,002,209
  23,496    Cedar Fair, LP, Term Loan...   5.27 to 7.00           08/30/12            22,037,400
   5,410    Cinemark USA, Inc., Term
            Loan........................   6.07 to 6.98           10/05/13             4,962,893
   8,771    Fender Musical Instruments
            Corp., Term Loan............   6.97 to 7.16           06/09/14             7,981,307
   2,228    Gibson Guitar Corp., Term
            Loan........................       7.33               12/29/13             2,182,950

 18                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                             STATED
(000)       BORROWER                          COUPON             MATURITY*            VALUE
------------------------------------------------------------------------------------------------
            ENTERTAINMENT & LEISURE (CONTINUED)
$  4,000    Hicks Sports Group, LLC,
            Term Loan...................       5.75%              12/22/10        $    3,820,000
     288    Metro-Goldwyn-Mayer Studios,
            Inc., Revolving Credit
            Agreement...................       7.38               04/08/10               268,089
  54,248    Metro-Goldwyn-Mayer Studios,
            Inc., Term Loan.............       8.11               04/08/12            48,477,880
   1,960    Mets, LP, Term Loan.........       5.38               07/25/10             1,920,800
   5,699    Panavision, Inc., Term
            Loan........................   6.74 to 8.44           03/30/11             5,043,728
   3,758    Playcore Holdings, Inc.,
            Term Loan...................   7.33 to 7.50           02/21/14             3,607,427
  14,985    Regal Cinemas, Inc., Term
            Loan........................       6.33               10/27/13            13,911,808
   2,600    Tigers Ballpark, LLC, Term
            Loan........................       6.94               08/15/10             2,600,000
     500    True Temper Sports, Inc.,
            Revolving Credit
            Agreement...................       8.12               03/15/09               489,839
  10,273    True Temper Sports, Inc.,
            Term Loan...................   8.10 to 10.51    03/15/11 to 06/30/11       9,277,853
                                                                                  --------------
                                                                                     135,395,783
                                                                                  --------------
            FARMING & AGRICULTURE  0.1%
   2,000    WM. Bolthouse Farms, Inc.,
            Term Loan...................   7.00 to 10.33    12/16/12 to 12/16/13       1,850,000
                                                                                  --------------

            FINANCE  4.4%
   3,530    DCS Business Services, Inc.,
            Term Loan...................   9.02 to 11.77    02/04/11 to 08/04/11       3,066,294
  15,960    First Data Corp., Term
            Loan........................   7.58 to 7.63           09/24/14            14,464,378
   3,825    Grosvenor Capital Management
            Holdings, LLP, Term Loan....   6.57 to 7.12           12/05/13             3,652,455
  10,441    iPayment, Inc., Term Loan...   5.28 to 6.83           05/10/13             9,187,721
   8,414    LPL Holdings, Inc., Term
            Loan........................       6.83               06/28/13             7,940,858
   3,500    Metavante Corp., Term Loan
            B...........................       6.66               11/01/14             3,336,666
   1,472    Munder Capital Management,
            Term Loan...................   5.24 to 5.27           12/29/12             1,420,738
   8,595    National Processing Co.
            Group, Term Loan............   7.57 to 11.81    09/29/12 to 09/29/14       7,792,200
   3,333    Nuveen Investments, Inc.,
            Term Loan...................       7.83               11/13/14             3,235,677
   7,814    Outsourcing Solutions, Inc.,
            Term Loan...................       9.50               09/30/10             7,735,402

See Notes to Financial Statements                                             19

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                             STATED
(000)       BORROWER                          COUPON             MATURITY*            VALUE
------------------------------------------------------------------------------------------------
            FINANCE (CONTINUED)
$ 10,205    Oxford Acquisition III,
            Ltd., (United Kingdom) Term
            Loan........................       5.64%              05/11/14        $    9,167,683
   1,722    Riskmetrics Group Holdings,
            LLC, Term Loan..............       7.08               01/11/14             1,661,609
   7,488    RJO Holdings Corp., Term
            Loan........................   6.28 to 10.03    07/12/14 to 07/12/15       6,002,531
  10,154    Transfirst Holdings, Inc.,
            Term Loan...................   7.58 to 10.83    06/15/14 to 06/15/15       8,851,881
                                                                                  --------------
                                                                                      87,516,093
                                                                                  --------------
            GROCERY  0.3%
   7,059    Roundy's Supermarkets, Inc.,
            Term Loan...................       7.91               11/03/11             6,799,127
                                                                                  --------------

            HEALTH & BEAUTY  1.0%
   7,247    American Safety Razor Co.,
            Term Loan...................   5.75 to 11.69    07/31/13 to 01/30/14       7,106,075
   1,250    Bare Escentuals Beauty,
            Inc., Term Loan.............       6.57               02/18/12             1,199,799
  10,057    Marietta Intermediate
            Holdings Corp., Term Loan
            (d).........................   9.03 to 14.65    12/17/10 to 12/17/11       7,985,029
   5,651    Philosophy, Inc., Term
            Loan........................   5.26 to 5.29           03/16/14             4,916,123
                                                                                  --------------
                                                                                      21,207,026
                                                                                  --------------
            HEALTHCARE  11.0%
   8,582    American Medical Systems,
            Inc., Term Loan.............   7.06 to 7.56           07/20/12             7,809,181
  12,086    Capella Healthcare, Inc.,
            Term Loan...................   7.34 to 10.34    11/30/12 to 11/30/13      11,904,830
   7,463    Cardinal Health 409, Inc.,
            Term Loan...................       7.08               04/10/14             6,660,281
     214    Cardinal Health 409, Inc.,
            Revolving Credit
            Agreement...................       6.27               04/10/14               185,893
  45,986    Community Health Systems,
            Inc., Term Loan.............       7.33               07/25/14            42,554,525
   2,239    Concentra, Inc., Term
            Loan........................       7.08               06/25/14             2,093,231
   5,023    CRC Health Group, Inc., Term
            Loan........................   7.09 to 7.45           02/06/13             4,859,388
   7,088    DSI Renal, Inc., Term
            Loan........................       7.13               03/31/13             6,383,736
     855    Emdeon Business Services,
            LLC, Term Loan..............   6.83 to 7.20           11/16/13               814,615
     697    Genoa Healthcare Group, LLC,
            Term Loan...................   8.00 to 8.11           08/10/12               671,111
     363    Golden Living, Term Loan....       6.02               03/14/11               348,754
   8,210    Harlan Sprague Dawley, Inc.,
            Term Loan...................   6.82 to 7.50           07/11/14             7,923,089

 20                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                             STATED
(000)       BORROWER                          COUPON             MATURITY*            VALUE
------------------------------------------------------------------------------------------------
            HEALTHCARE (CONTINUED)
$ 34,804    HCA, Inc., Term Loan........   6.83 to 7.08%    11/17/12 to 11/17/13  $   32,170,456
   7,500    HCR Healthcare, LLC, Term
            Loan........................       6.04               11/09/14             7,012,500
  15,781    Health Management
            Associates, Inc., Term
            Loan........................   5.02 to 6.58           02/28/14            13,924,539
   3,307    HealthCare Partners, LLC,
            Term Loan...................       6.58               10/31/13             3,058,843
   5,597    Iasis Healthcare, LLC, Term
            Loan........................   5.24 to 7.15           03/15/14             5,116,203
  10,945    Inverness Medical
            Innovations, Inc., Term
            Loan........................       6.84               06/26/14            10,124,125
   9,538    Lifepoint Hospitals, Inc.,
            Term Loan...................       6.72               04/15/12             8,929,556
     611    Matria Healthcare, Inc.,
            Term Loan...................   6.83 to 7.00           01/19/12               595,716
  19,465    Multiplan, Inc., Term
            Loan........................       5.77               04/12/13            18,638,109
     873    Select Medical Corp.,
            Revolving Credit
            Agreement...................   6.94 to 7.65           02/24/11               820,933
   2,418    Sterigenics International,
            Inc., Term Loan.............   7.25 to 7.76           11/21/13             2,261,259
   2,433    Sun Healthcare Group, Inc.,
            Term Loan...................   5.38 to 6.93           04/12/14             2,287,373
     336    Surgical Care Affiliates,
            LLC, Revolving Credit
            Agreement...................       7.08               06/29/13               305,760
  11,940    Surgical Care Affiliates,
            LLC, Term Loan..............       7.08               12/29/14            10,447,500
  10,755    United Surgical Partners
            International, Inc., Term
            Loan........................   5.49 to 7.43           04/19/14             9,800,898
   4,478    Viant Holdings, Inc., Term
            Loan........................       7.08               06/25/14             4,057,734
                                                                                  --------------
                                                                                     221,760,138
                                                                                  --------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES &
            DURABLE CONSUMER PRODUCTS  1.1%
   9,906    Generation Brands, LLC, Term
            Loan........................   7.64 to 10.97    12/20/12 to 06/20/13       8,392,265
   1,458    Hunter Fan Co., Revolving
            Credit Agreement............   5.27 to 7.50           04/16/13             1,312,500
   2,248    Hunter Fan Co., Term Loan...   7.38 to 11.63    04/16/14 to 10/16/14       1,883,556
     496    Lenox, Inc., Term Loan......   7.75 to 7.78           04/20/13               414,369
   2,332    Mattress Holdings Corp.,
            Inc., Term Loan.............       5.50               01/18/14             1,865,923

See Notes to Financial Statements                                             21

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                             STATED
(000)       BORROWER                          COUPON             MATURITY*            VALUE
------------------------------------------------------------------------------------------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES &
            DURABLE CONSUMER PRODUCTS (CONTINUED)
$  7,400    National Bedding Co., LLC,
            Term Loan...................       8.26%              08/31/12        $    6,105,000
   1,375    Sealy Mattress Co.,
            Revolving Credit
            Agreement...................   5.71 to 6.50           04/06/10             1,306,250
                                                                                  --------------
                                                                                      21,279,863
                                                                                  --------------
            HOTELS, MOTELS, INNS & GAMING  5.7%
   7,610    BLB Worldwide Holdings,
            Inc., Term Loan.............   5.78 to 9.72     08/23/11 to 07/18/12       6,748,295
   8,665    Cannery Casino Resorts, LLC,
            Term Loan...................   6.20 to 7.40           05/18/13             8,361,687
   2,227    Golden Nugget, Inc., Term
            Loan........................   5.32 to 5.96           06/30/14             2,004,546
   8,962    Greektown Casino, LLC, Term
            Loan........................   7.19 to 8.00           12/03/12             8,379,730
   8,833    Green Valley Ranch Gaming,
            LLC, Term Loan..............   6.84 to 7.08           02/16/14             7,861,759
   4,314    Greenwood Racing, Inc., Term
            Loan........................       5.53               11/28/11             3,990,398
   9,463    Herbst Gaming, Inc., Term
            Loan........................   9.22 to 9.64           12/02/11             8,706,075
   7,967    Isle of Capri Casinos, Inc.,
            Term Loan...................   5.04 to 6.58           07/26/14             7,011,012
  30,193    Las Vegas Sands,
            LLC/Venetian Casino, Term
            Loan........................       6.58               05/23/14            26,824,700
   5,000    Magnolia Hill, LLC, Term
            Loan........................   1.75 to 6.53           10/30/13             3,478,000
   9,500    MGM Mirage, Term Loan.......   4.41 to 6.50           10/03/11             8,627,188
     632    Scientific Games Corp.,
            Revolving Credit
            Agreement...................   5.28 to 6.38           12/23/09               622,520
  10,700    Venetian Macau, Ltd., Term
            Loan........................       7.08         05/25/12 to 05/25/13      10,000,787
  12,059    Yonkers Racing Corp., Term
            Loan........................       9.25               08/12/11            11,637,295
                                                                                  --------------
                                                                                     114,253,992
                                                                                  --------------
            INSURANCE  3.0%
   5,653    Alliant Holdings I, Inc.,
            Term Loan...................       7.83               11/01/14             5,341,613
   9,950    AmWins Group, Inc., Term
            Loan........................   7.59 to 8.07           06/08/13             7,960,000
   4,938    Applied Systems, Inc., Term
            Loan........................   5.74 to 7.40           09/26/13             4,690,625
   2,389    Audatex North America, Inc.,
            Term Loan...................       7.06               05/16/14             2,281,611

 22                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                             STATED
(000)       BORROWER                          COUPON             MATURITY*            VALUE
------------------------------------------------------------------------------------------------
            INSURANCE (CONTINUED)
$ 10,034    HMSC Holdings Corp., Term
            Loan........................   6.25 to 9.50%    04/03/14 to 10/03/14  $    8,652,734
   8,037    Mitchell International,
            Inc., Term Loan.............   6.84 to 10.13    03/28/14 to 03/28/15       7,170,350
   1,800    USI Holdings Corp.,
            Revolving Credit
            Agreement...................       5.77               05/05/13             1,665,000
  13,267    USI Holdings Corp., Term
            Loan........................       7.58               05/05/14            12,304,833
  10,016    Vertafore, Inc., Term
            Loan........................   7.52 to 11.02    01/31/12 to 01/31/13       9,409,936
                                                                                  --------------
                                                                                      59,476,702
                                                                                  --------------
            MACHINERY  0.4%
   1,449    Alliance Laundry Holdings,
            LLC, Term Loan..............       7.63               01/27/12             1,398,272
   2,993    Mold-Masters Luxembourg
            Holdings, S.A., Term Loan...       8.13               10/11/14             2,865,319
   4,475    Stolle Machinery Co., LLC,
            Term Loan...................   7.94 to 11.38    09/29/12 to 09/29/13       4,382,875
                                                                                  --------------
                                                                                       8,646,466
                                                                                  --------------
            MEDICAL PRODUCTS & SERVICES  2.0%
   3,491    Accellent, Inc., Term
            Loan........................       7.79               11/22/12             2,984,621
   4,218    Advanced Medical Optics,
            Inc., Term Loan.............   5.06 to 6.65           04/02/14             3,943,947
   8,780    AGA Medical Corp., Term
            Loan........................   6.42 to 7.17           04/28/13             8,099,201
  11,680    Biomet, Inc., Term Loan.....       7.86               03/25/15            11,362,783
   7,376    Carestream Health, Inc.,
            Term Loan...................   5.24 to 6.83           04/30/13             6,546,047
   8,500    VWR Funding, Inc., Term
            Loan........................       7.33               06/29/14             7,830,625
                                                                                  --------------
                                                                                      40,767,224
                                                                                  --------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  0.2%
     779    John Maneely Co., Term
            Loan........................   7.69 to 8.13           12/08/13               669,569
   3,317    Novelis Corp., Term Loan....       6.83               07/06/14             3,055,479
                                                                                  --------------
                                                                                       3,725,048
                                                                                  --------------
            NATURAL RESOURCES  1.3%
     255    Boston Generating, LLC,
            Revolving Credit
            Agreement...................       7.08               12/20/13               226,481
   4,986    Boston Generating, LLC, Term
            Loan........................       7.08               12/20/13             4,428,356
   2,800    CDX Funding, LLC, Term
            Loan........................       11.39              03/31/13             2,576,000
   2,946    Dresser, Inc., Term Loan....   5.77 to 7.45           05/04/14             2,648,029
   1,204    Hudson Products Holdings,
            Inc., Term Loan.............   6.30 to 7.88           12/05/13             1,167,528

See Notes to Financial Statements                                             23

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                             STATED
(000)       BORROWER                          COUPON             MATURITY*            VALUE
------------------------------------------------------------------------------------------------
            NATURAL RESOURCES (CONTINUED)
$    997    Kinder Morgan, Inc., Term
            Loan........................       4.78%              05/30/14        $      988,462
  15,486    Western Refining, Inc., Term
            Loan........................       4.99               05/30/14            14,195,588
                                                                                  --------------
                                                                                      26,230,444
                                                                                  --------------
            NON-DURABLE CONSUMER PRODUCTS  3.1%
  11,222    Aearo Technologies, Inc.,
            Term Loan...................   7.08 to 10.33    09/24/13 to 06/01/14      11,181,951
   4,069    Amscan Holdings, Inc., Term
            Loan........................   5.63 to 7.35           05/25/13             3,723,363
   2,250    Bausch & Lomb, Inc., Term
            Loan........................   6.51 to 8.08           04/27/15             2,199,375
   7,328    Easton-Bell Sports, Inc.,
            Term Loan...................   6.85 to 6.90           03/16/12             6,644,337
  11,058    Huish Detergents, Inc., Term
            Loan........................   6.83 to 9.08     04/26/14 to 10/26/14       8,758,594
   8,720    JohnsonDiversey, Inc., Term
            Loan........................       6.88         12/16/10 to 12/16/11       8,415,164
   8,788    KIK Custom Products, Inc.,
            Term Loan...................   7.11 to 9.84     05/31/14 to 11/30/14       5,734,340
   1,170    Mega Brands, Inc., (Canada)
            Term Loan...................       5.50               07/26/12             1,032,525
     506    Spectrum Brands, Inc.,
            Revolving Credit
            Agreement...................       4.48               03/30/13               470,640
  10,068    Spectrum Brands, Inc., Term
            Loan........................   8.44 to 8.90           03/30/13             9,368,167
   1,800    Targus Group International,
            Inc., Term Loan.............       13.35              05/22/13             1,552,500
   4,155    Yankee Candle Co., Inc.,
            Term Loan...................   5.29 to 6.86           02/06/14             3,765,207
                                                                                  --------------
                                                                                      62,846,163
                                                                                  --------------
            PAPER & FOREST PRODUCTS  3.1%
   3,000    Ainsworth Lumber Co., Ltd.,
            Term Loan (a)...............       6.29               06/26/14             2,790,000
  42,819    Georgia-Pacific Corp., Term
            Loan........................   6.58 to 6.90     12/20/12 to 12/29/12      39,634,014
   7,500    NewPage Corp., Term Loan....       8.69               12/21/14             7,304,168
   2,073    Tidi Products, LLC, Term
            Loan........................   7.83 to 9.33           12/31/11             2,062,848
   7,280    White Birch Paper Co.,
            (Canada) Term Loan..........       7.58               05/08/14             5,416,397
   5,061    Xerium Technologies, Inc.,
            Term Loan...................       7.58               05/18/12             4,592,471
                                                                                  --------------
                                                                                      61,799,898
                                                                                  --------------

 24                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                             STATED
(000)       BORROWER                          COUPON             MATURITY*            VALUE
------------------------------------------------------------------------------------------------
            PERSONAL & MISCELLANEOUS SERVICES  0.7%
$ 10,010    Affinion Group, Inc., Term
            Loan (a)....................   6.46 to 7.48%          10/17/12        $    9,392,921
   1,597    Omniflight Helicopters,
            Inc., Term Loan.............   7.75 to 8.63     06/30/11 to 09/30/12       1,572,589
   4,027    Sedgwick CMS Holdings, Inc.,
            Term Loan...................       7.08               01/31/13             3,835,493
                                                                                  --------------
                                                                                      14,801,003
                                                                                  --------------
            PHARMACEUTICALS  0.7%
   4,500    Generics International,
            Inc., Term Loan.............       8.33               10/31/14             4,398,750
   2,228    Stiefel Laboratories, Inc.,
            Term Loan...................       6.69               12/28/13             2,138,400
   6,823    Warner Chilcott Holdings
            Co., Term Loan..............   5.27 to 6.88           01/18/12             6,516,388
                                                                                  --------------
                                                                                      13,053,538
                                                                                  --------------
            PRINTING & PUBLISHING  13.1%
   4,975    Advanstar Communications,
            Inc., Term Loan.............       7.09               05/31/14             4,104,375
   3,300    American Media Operations,
            Inc., Term Loan.............   8.16 to 8.34           01/31/13             3,102,000
   1,693    Ascend Media Holdings, LLC,
            Term Loan...................   8.85 to 9.14           01/31/12               723,723
   1,939    Black Press Group, Ltd.,
            (Canada) Term Loan..........       7.08               08/02/13             1,814,938
   5,356    Canon Communications, LLC,
            Term Loan...................       6.27               05/31/11             5,275,757
   2,096    Caribe Information
            Investment, Inc., Term
            Loan........................   5.52 to 7.31           03/31/13             1,948,962
  10,546    Cygnus Business Media, Inc.,
            Term Loan...................   8.36 to 8.44           07/13/09            10,387,564
     998    DRI Holdings, Inc., Term
            Loan........................   6.27 to 7.83           07/03/14               953,434
  13,946    Endurance Business Media,
            Inc., Term Loan.............   6.03 to 10.53    07/26/13 to 01/26/14      11,784,668
   7,910    FSC Acquisition, LLC, Term
            Loan........................   6.31 to 6.98           03/08/14             6,258,598
   8,144    F&W Publications, Inc., Term
            Loan........................   7.13 to 9.16     02/05/13 to 08/05/13       7,519,890
   2,213    Gatehouse Media, Inc,
            Revolving Credit
            Agreement...................   5.28 to 6.38           02/28/14             1,637,250
  12,375    Gatehouse Media, Inc., Term
            Loan........................   6.45 to 7.07           08/28/14             9,900,000
   8,283    Haights Cross Operating Co.,
            Term Loan...................   8.37 to 9.37           08/20/08             8,197,000
   4,455    Idearc, Inc., Term Loan.....       6.83               11/17/14             4,072,275

See Notes to Financial Statements                                             25

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                             STATED
(000)       BORROWER                          COUPON             MATURITY*            VALUE
------------------------------------------------------------------------------------------------
            PRINTING & PUBLISHING (CONTINUED)
$  1,559    Intermedia Outdoor, Inc.,
            Term Loan...................       7.83%              01/31/13        $    1,286,381
   1,995    Knowledgepoint360 Group,
            LLC, Term Loan..............   8.13 to 11.88    04/26/14 to 04/26/15       1,907,725
   2,319    MC Communications, LLC, Term
            Loan........................   5.78 to 7.85           12/31/10             2,179,560
  12,603    MediaNews Group, Inc., Term
            Loan........................   6.58 to 7.08     12/30/10 to 08/02/13      11,091,036
   2,222    MediMedia USA, Inc., Term
            Loan........................   7.08 to 7.63           10/05/13             2,144,109
  11,229    Merrill Communications, LLC,
            Term Loan...................   5.52 to 9.77     05/15/11 to 11/15/13      10,478,664
   3,990    Network Communications,
            Inc., Term Loan.............   5.49 to 7.37           11/30/12             3,830,400
   7,422    Penton Media, Inc., Term
            Loan........................   5.52 to 8.27     02/01/13 to 02/01/14       6,509,369
   3,345    Proquest CSA LLC, Term
            Loan........................   5.69 to 7.35           02/09/14             3,203,236
   3,721    Questex Media Group, Inc.,
            Term Loan...................   7.79 to 8.13           05/04/14             3,628,219
  18,014    Reader's Digest Association,
            Inc., Term Loan.............       7.13               03/02/14            15,799,664
   7,404    R.H. Donnelley, Inc., Term
            Loan........................   4.75 to 6.66     12/31/09 to 06/30/11       7,048,307
     795    SGS International, Inc.,
            Term Loan...................   7.22 to 7.65           12/30/11               775,410
   1,635    Source Media, Inc., Term
            Loan........................       7.08               11/08/11             1,552,880
   1,496    Summit Business Media
            Intermediate, Term Loan.....       6.03               07/06/14             1,428,919
   3,597    Thomas Nelson Publishers,
            Term Loan...................   5.52 to 7.54           06/12/12             3,408,604
 126,367    Tribune Co., Term Loan......   7.91 to 9.43     12/20/08 to 05/19/14      99,687,930
  10,375    Yell Group, PLC, (United
            Kingdom) Term Loan..........   4.77 to 5.27     04/30/11 to 02/10/13       9,713,185
                                                                                  --------------
                                                                                     263,354,032
                                                                                  --------------
            RESTAURANTS & FOOD SERVICE  3.8%
  10,796    Acosta Sales Co., Inc., Term
            Loan (a)....................       5.53               07/28/13            10,093,877
  11,411    Advantage Sales & Marketing,
            LLC, Term Loan..............   5.28 to 6.83           03/29/13            10,611,875
  21,586    Aramark Corp., Term Loan
            (a).........................   6.71 to 6.85           01/26/14            19,940,469
   7,198    Arby's, LLC, Term Loan
            (a).........................   5.49 to 7.08           07/25/12             6,896,144
   1,743    CBRL Group, Inc., Term
            Loan........................   6.38 to 6.40           04/27/13             1,648,730

 26                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                             STATED
(000)       BORROWER                          COUPON             MATURITY*            VALUE
------------------------------------------------------------------------------------------------
            RESTAURANTS & FOOD SERVICE (CONTINUED)
$  3,184    Center Cut Hospitality,
            Inc., Term Loan.............       6.46%              07/06/14        $    3,072,560
   5,964    NPC International, Inc.,
            Term Loan...................   5.00 to 6.63           05/03/13             5,508,909
     558    OSI Restaurant Partners,
            LLC, Revolving Credit
            Agreement...................       7.49               06/14/13               471,677
   6,677    OSI Restaurant Partners,
            LLC, Term Loan..............       5.56               06/14/13             5,649,453
   5,930    Sagittarius Restaurants,
            LLC, Term Loan..............       7.08               03/29/13             5,336,728
   2,878    Sbarro, Inc., Term Loan.....   7.41 to 7.58           01/31/14             2,622,805
   1,367    Volume Services America,
            Inc., Revolving Credit
            Agreement...................       7.50               04/01/10             1,326,419
   3,890    Volume Services America,
            Inc., Term Loan.............   7.18 to 7.25           10/01/10             3,792,750
                                                                                  --------------
                                                                                      76,972,396
                                                                                  --------------
            RETAIL--OIL & GAS  0.2%
   3,486    The Pantry, Inc., Term
            Loan........................       5.03               05/15/14             3,189,252
                                                                                  --------------

            RETAIL--SPECIALTY  0.6%
  11,629    Nebraska Book Co., Inc.,
            Term Loan...................       7.65               03/04/11            11,294,287
                                                                                  --------------

            RETAIL--STORES  3.1%
   5,925    Csk Auto, Inc., Term Loan...       11.63              06/29/12             5,125,449
  20,000    Dollar General Corp., Term
            Loan........................       5.99               07/06/14            17,743,760
   5,360    General Nutrition Centers,
            Inc., Term Loan.............   6.98 to 7.08           09/16/13             4,585,052
   9,500    Guitar Center, Inc., Term
            Loan........................       7.28               10/09/14             8,265,000
  13,150    Michael's Stores, Inc., Term
            Loan........................   6.00 to 7.63           10/31/13            11,291,171
   8,286    Neiman Marcus Group, Inc.,
            Term Loan...................   6.29 to 6.90           04/06/13             7,636,517
   5,102    Sally Holdings, Inc., Term
            Loan........................       7.52               11/16/13             4,831,631
   2,827    Savers, Inc., Term Loan.....       7.58               08/11/12             2,741,715
                                                                                  --------------
                                                                                      62,220,295
                                                                                  --------------
            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  1.2%
   5,000    Fairpoint Communications,
            Inc., Term Loan.............       6.63               02/08/12             4,933,750
   4,044    Global Tel*Link Corp., Term
            Loan........................       8.33               02/14/13             3,922,965
   1,442    Hargray Acquisition Co.,
            Term Loan...................       7.08               06/29/14             1,380,787

See Notes to Financial Statements                                             27

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                             STATED
(000)       BORROWER                          COUPON             MATURITY*            VALUE
------------------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS (CONTINUED)
$  3,085    NuVox Transition Subsidiary,
            LLC, Term Loan..............       8.24%              05/31/14        $    2,949,553
   5,953    Orius Corp., LLC, Term Loan
            (b) (c) (e).................   9.50 to 10.00    01/23/09 to 01/23/10         744,094
   2,249    Paetec Holding Corp., Term
            Loan........................       5.77               02/28/13             2,126,575
   8,177    Sorenson Communications,
            Inc., Term Loan.............   7.38 to 11.83    02/16/14 to 04/27/14       8,074,324
                                                                                  --------------
                                                                                      24,132,048
                                                                                  --------------
            TELECOMMUNICATIONS--LONG DISTANCE  0.3%
   1,350    Intelsat, Ltd., (Bermuda)
            Term Loan...................       7.13               02/01/14             1,322,437
   4,000    Level 3 Communications,
            Inc., Term Loan.............   6.57 to 6.63           03/13/14             3,710,000
                                                                                  --------------
                                                                                       5,032,437
                                                                                  --------------
            TELECOMMUNICATIONS--WIRELESS  0.6%
  10,000    Asurion Corp., Term Loan
            (a).........................       7.88               07/03/14             9,125,000
   2,219    Centennial Cellular, Inc.,
            Term Loan...................       6.83               02/09/11             2,151,279
   1,333    MetroPCS Wireless, Inc.,
            Term Loan...................   7.13 to 7.19           11/03/13             1,248,138
                                                                                  --------------
                                                                                      12,524,417
                                                                                  --------------
            TEXTILES & LEATHER  1.3%
  10,923    Gold Toe Investment Corp.,
            Term Loan...................   6.01 to 9.26     10/30/13 to 04/30/14       9,925,410
   1,192    HanesBrands, Inc., Term
            Loan........................       6.63               09/05/12             1,145,957
   5,850    HBI Branded Apparel Ltd.,
            Inc., Term Loan.............       6.99               03/05/14             5,803,686
   3,150    Levi Strauss & Co., Term
            Loan........................       7.57               03/27/14             2,543,625
   3,551    St. John Knits
            International, Inc., Term
            Loan........................       7.84               03/21/12             3,498,181
   2,990    Varsity Brands, Inc., Term
            Loan........................   7.50 to 8.13           02/22/14             2,930,108
                                                                                  --------------
                                                                                      25,846,967
                                                                                  --------------
            TRANSPORTATION--CARGO  0.3%
     893    Cardinal Logistics
            Management, Inc., Term
            Loan........................       7.02               09/23/13               866,419
   4,975    JHCI Acquisitions, Inc.,
            Term Loan...................   5.82 to 6.46           06/19/14             3,756,125
   1,641    Kenan Advantage Group, Inc.,
            Term Loan...................       7.58               12/16/11             1,542,448
                                                                                  --------------
                                                                                       6,164,992
                                                                                  --------------

 28                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                             STATED
(000)       BORROWER                          COUPON             MATURITY*            VALUE
------------------------------------------------------------------------------------------------
            TRANSPORTATION--PERSONAL  0.2%
$  6,508    Coach America Holdings,
            Inc., Term Loan.............  7.48 to 11.36%    04/20/14 to 10/20/14  $    4,381,323
     500    US Airways Group, Inc., Term
            Loan........................       5.79               03/24/14               441,250
                                                                                  --------------
                                                                                       4,822,573
                                                                                  --------------
            TRANSPORTATION--RAIL MANUFACTURING  0.3%
   5,397    Helm Holding Corp., Term
            Loan........................   5.53 to 7.33           07/08/11             5,073,592
   1,579    Standard Steel, LLC, Term
            Loan........................   5.79 to 7.50           06/30/12             1,531,306
                                                                                  --------------
                                                                                       6,604,898
                                                                                  --------------
            UTILITIES  3.7%
     800    Astoria Generating Co., LP,
            Term Loan (a)...............       8.66               08/23/13               764,500
   3,863    Bicent Power, LLC, Term
            Loan........................       6.83               06/30/14             3,746,963
  12,953    First Light Power Resources,
            Inc., Term Loan.............   7.38 to 9.44     11/01/13 to 05/01/14      11,892,509
   2,101    InfrastruX Group, Inc., Term
            Loan (d)....................       7.77               11/03/12             1,880,245
   4,002    Longview, Power LLC, Term
            Loan........................   5.56 to 7.25           02/28/14             3,751,875
     170    Mirant North America, LLC,
            Revolving Credit
            Agreement...................       6.00               01/03/12               158,966
  37,833    NRG Energy, Inc., Term
            Loan........................   6.48 to 6.58           02/01/13            34,849,284
   2,180    NSG Holdings, LLC, Term
            Loan........................       6.56               06/15/14             1,961,957
   4,200    Primary Energy Operating,
            LLC, Term Loan..............       8.92               08/24/09             4,053,000
   2,328    Texas Competitive Electric
            Holdings Co., LLC, Term
            Loan........................       8.40               10/10/14             2,146,325
   6,123    TPF Generation Holdings,
            LLC, Term Loan..............   6.83 to 9.08     12/15/13 to 12/15/14       5,507,271
   4,975    USPF Holdings, LLC, Term
            Loan........................   6.29 to 6.96           04/11/14             4,577,000
                                                                                  --------------
                                                                                      75,289,895
                                                                                  --------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  124.8%.............................   2,505,645,213
                                                                                  --------------

DESCRIPTION                                                                        VALUE
---------------------------------------------------------------------------------------------
NOTES  0.6%
Builders FirstSource, Inc. ($6,300,000 par, 9.12% coupon, maturing 02/15/12)
 (h).........................................................................  $    5,158,125
Compression Polymers Corp. ($2,300,000 par, 11.47% coupon, maturing 07/01/12)
 (h).........................................................................       2,058,500

See Notes to Financial Statements                                             29

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

DESCRIPTION                                                                        VALUE
---------------------------------------------------------------------------------------------
NOTES (CONTINUED)
Qwest Corp. ($3,500,000 par, 8.24% coupon, maturing 06/15/13) (h)............  $    3,430,000
Verso Paper Holdings, LLC ($1,500,000 par, 6.99% coupon, maturing 08/01/14)
 (h) (i).....................................................................       1,432,500
                                                                               --------------

TOTAL NOTES  0.6%............................................................      12,079,125
                                                                               --------------

EQUITIES  0.0%
Aladdin Gaming Holdings, LLC (8.63% ownership interest, Acquisition date
 09/03/04, Cost $240,062) (j)................................................          53,798
DecorateToday.com (198,600 common shares, Acquisition date 12/31/98, Cost
 $3,505,909) (f) (g) (j).....................................................               0
Environmental Systems Products Holdings, Inc. (6,195 preferred Shares,
 Acquisition date 06/22/04, Cost $25) (g) (j)................................         154,875
Environmental Systems Products Holdings, Inc. (6,195 common shares,
 Acquisition date 06/22/04, Cost $0) (g) (j).................................               0
Gentek, Inc. (Canada) (1,040 common shares, Acquisition date 09/19/06, Cost
 $0) (g) (j).................................................................          28,860
Gentek, Inc. (Canada) (Warrants for 1,597 common shares, Acquisition date
 10/17/06, Expiration date 10/31/10, Cost $0) (g) (j)........................          38,567
IDT Corp. (22,898 common shares) (j).........................................         158,912
London Fog Industries, Inc. (515,922 common shares) (j)......................               0
Railworks Corp. (Warrants for 1,037 common shares, Acquisition date 07/28/05,
 Expiration date 06/14/11, Cost $2,557,518) (g) (j)..........................               0
Rotech Medical Corp. (94,289 common shares, Acquisition date 06/12/02, Cost
 $377,156) (g) (j)...........................................................               0
Safelite Realty (48,903 common shares, Acquisition date 10/20/00, Cost $0)
 (f) (g) (j).................................................................               0
                                                                               --------------

TOTAL EQUITIES  0.0%.........................................................         435,012
                                                                               --------------

TOTAL LONG-TERM INVESTMENTS  125.4%
 (Cost $2,836,188,311).......................................................   2,518,159,350
                                                                               --------------

SHORT-TERM INVESTMENTS  1.0%
REPURCHASE AGREEMENTS  0.9%
State Street Bank & Trust Corp. ($18,500,000 par collateralized by U.S.
 Government obligations in a pooled cash account, interest rate of 2.48%,
 dated 01/31/08, to be sold on 02/01/08 at $18,501,274)......................      18,500,000

TIME DEPOSIT  0.1%
State Street Bank & Trust Corp. ($2,479,686 par, 1.50% coupon, dated
 01/31/08, to be sold on 02/01/08 at $2,479,789).............................       2,479,686
                                                                               --------------

TOTAL SHORT-TERM INVESTMENTS
 (Cost $20,979,686)..........................................................      20,979,686
                                                                               --------------

 30                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

DESCRIPTION                                                                        VALUE
---------------------------------------------------------------------------------------------
TOTAL INVESTMENTS  126.4%
 (Cost $2,857,167,997).......................................................  $2,539,139,036
BORROWINGS  (28.8%)..........................................................    (578,000,000)
OTHER ASSETS IN EXCESS OF LIABILITIES  2.4%..................................      47,686,855
                                                                               --------------

NET ASSETS  100.0%...........................................................  $2,008,825,891
                                                                               ==============

Percentages are calculated as a percentage of net assets.

(a) All or a portion of this security is designated in connection with unfunded loan commitments.

(b) This Senior Loan interest is non-income producing.

(c) This borrower has filed for protection in federal bankruptcy court.

(d) Payment-in-kind security.

(e) This borrower is currently in liquidation.

(f) Affiliated company.

(g) Restricted security. Securities were acquired through the restructuring of senior loans. These securities are restricted as they are not allowed to be deposited via the Depository Trust Company. If at a later point in time, the company wishes to register, the issuer will bear the costs associated with registration. The aggregate value of restricted securities represents 0.1% of the net assets of the Fund.

(h) Variable rate security. Interest rate shown is that in effect at January 31, 2008.

(i) 144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(j) Non-income producing security as the stock or warrant currently does not declare income dividends.

* Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

See Notes to Financial Statements                                             31

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

RATINGS ALLOCATION AS OF 1/31/08
BBB/Baa.....................................................   0.2%
BB/Ba.......................................................  52.4
B/B.........................................................  27.6
CCC/Caa.....................................................   3.0
Non-Rated...................................................  16.8

RATINGS ALLOCATIONS ARE AS A PERCENTAGE OF LONG TERM DEBT OBLIGATIONS. RATINGS ALLOCATIONS BASED UPON RATINGS AS ISSUED BY STANDARD AND POOR'S AND MOODY'S, RESPECTIVELY. BANK LOANS RATED BELOW BBB BY STANDARD AND POOR'S OR BAA BY MOODY'S ARE CONSIDERED TO BE BELOW INVESTMENT GRADE.

SWAP AGREEMENTS OUTSTANDING AS OF JANUARY 31, 2008:

CREDIT DEFAULT SWAPS

                                                         PAY/
                           REFERENCE                    RECEIVE                NOTIONAL
                            ENTITY/         BUY/SELL     FIXED    EXPIRATION    AMOUNT    UPFRONT
COUNTERPARTY                 INDEX         PROTECTION    RATE        DATE       (000)     PAYMENTS      VALUE
Goldman Sachs Credit   K. Hovnanian
  Partners, L.P......  Enterprises, Inc.      Sell       2.15%     06/20/09     $1,500       $0      $  (271,635)
Goldman Sachs Credit   K. Hovnanian
  Partners, L.P......  Enterprises, Inc.      Sell       3.75      06/20/12      1,500        0         (422,969)
Goldman Sachs Credit   Standard Pacific
  Partners, L.P......  Corporation            Sell       3.40      03/20/14      2,500        0         (876,505)
Goldman Sachs Credit   Standard Pacific
  Partners, L.P......  Corporation            Sell       3.70      06/20/14      2,500        0         (865,805)
                                                                                          --------   -----------
TOTAL CREDIT DEFAULT SWAPS.............................................................      $0      $(2,436,914)
                                                                                          ========   ===========

 32                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
January 31, 2008 (Unaudited)

ASSETS:
Unaffiliated Investments (Cost $2,853,662,088)..............  $ 2,539,139,036
Affiliated Investments (Cost $3,505,909)....................              -0-
                                                              ---------------
   Total Investments (Cost $2,857,167,997)..................    2,539,139,036
Restricted Cash.............................................        2,560,000
Receivables:
 Investments Sold...........................................       79,625,328
 Interest and Fees..........................................       20,893,518
 Fund Shares Sold...........................................        1,571,039
Other.......................................................           21,179
                                                              ---------------
   Total Assets.............................................    2,643,810,100
                                                              ---------------
LIABILITIES:
Payables:
 Borrowings.................................................      578,000,000
 Investments Purchased......................................       37,230,237
 Income Distributions.......................................        2,614,785
 Investment Advisory Fee....................................        1,543,438
 Distributor and Affiliates.................................          880,168
 Administrative Fee.........................................          451,667
 Fund Shares Repurchased....................................              539
Unfunded Commitments........................................        6,500,426
Swap Contracts..............................................        2,436,914
Accrued Interest Expense....................................        2,399,378
Trustees' Deferred Compensation and Retirement Plans........        1,407,757
Accrued Expenses............................................        1,518,900
                                                              ---------------
   Total Liabilities........................................      634,984,209
                                                              ---------------
NET ASSETS..................................................  $ 2,008,825,891
                                                              ===============
NET ASSETS CONSIST OF:
Capital.....................................................  $ 3,459,421,192
Accumulated Undistributed Net Investment Income.............       (3,854,118)
Net Unrealized Depreciation.................................     (326,966,301)
Accumulated Net Realized Loss...............................   (1,119,774,882)
                                                              ---------------
NET ASSETS..................................................  $ 2,008,825,891
                                                              ===============
NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
Class A Shares:
   Net asset value per share (Based on net assets of
   $374,753,703 and 47,169,168 shares of beneficial interest
   issued and outstanding)..................................  $          7.94
   Maximum sales charge (3.25%* of offering price)..........             0.27
                                                              ---------------
   Maximum offering price to public.........................  $          8.21
                                                              ===============
Class B Shares:
   Net asset value and offering price per share (Based on
   net assets of $37,412,014 and 4,711,204 shares of
   beneficial interest issued and outstanding)..............  $          7.94
                                                              ===============
Class C Shares:
   Net asset value and offering price per share (Based on
   net assets of $466,530,098 and 58,748,648 shares of
   beneficial interest issued and outstanding)..............  $          7.94
                                                              ===============
Class IB Shares:
   Net asset value and offering price per share (Based on
   net assets of $941,526,984 and 118,383,310 shares of
   beneficial interest issued and outstanding)..............  $          7.95
                                                              ===============
Class IC Shares:
   Net asset value and offering price per share (Based on
   net assets of $188,603,092 and 23,722,920 shares of
   beneficial interest issued and outstanding)..............  $          7.95
                                                              ===============

*   On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             33

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended January 31, 2008 (Unaudited)

INVESTMENT INCOME:
Interest from Unaffiliated Investments......................  $ 121,203,162
Other.......................................................      2,990,311
                                                              -------------
    Total Income............................................    124,193,473
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................     10,115,143
Distribution and Service Fees
  Class A...................................................        621,323
  Class B...................................................        207,812
  Class C...................................................      2,776,933
  Class IC..................................................        163,730
Administration Fee..........................................      2,970,075
Transfer Agent Fees.........................................      1,102,058
Credit Line.................................................        757,330
Professional Fees...........................................        346,316
Custody.....................................................        286,773
Reports to Shareholders.....................................        243,814
Accounting and Administrative Expenses......................        147,067
Registration Fees...........................................         81,029
Trustees' Fees and Related Expenses.........................         12,218
Other.......................................................        869,879
                                                              -------------
    Total Operating Expenses................................     20,701,500
    Service Fee Reimbursement...............................      1,531,239
    Less Credits Earned on Cash Balances....................         76,065
                                                              -------------
    Net Operating Expenses..................................     19,094,196
    Interest Expense........................................     14,677,409
                                                              -------------
    Total Expenses..........................................     33,771,605
                                                              -------------
NET INVESTMENT INCOME.......................................  $  90,421,868
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Unaffiliated Investments..................................  $ (20,784,594)
  Affiliated Investments....................................     (1,074,607)
  Swap Contracts............................................        135,217
                                                              -------------
Net Realized Loss...........................................    (21,723,984)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (159,325,913)
                                                              -------------
  End of the Period:
    Investments.............................................   (318,028,961)
    Swap Contracts..........................................     (2,436,914)
    Unfunded Commitments....................................     (6,500,426)
                                                              -------------
                                                               (326,966,301)
                                                              -------------
Net Unrealized Depreciation During the Period...............   (167,640,388)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(189,364,372)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (98,942,504)
                                                              =============

 34                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                             FOR THE            FOR THE
                                                         SIX MONTHS ENDED      YEAR ENDED
                                                         JANUARY 31, 2008    JULY 31, 2007
                                                         ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................   $   90,421,868     $  151,757,983
Net Realized Loss......................................      (21,723,984)       (30,974,360)
Net Unrealized Depreciation During the Period..........     (167,640,388)       (66,612,904)
                                                          --------------     --------------
Change in Net Assets from Operations...................      (98,942,504)        54,170,719
                                                          --------------     --------------

Distributions from Net Investment Income:
  Class A Shares.......................................      (19,140,012)       (20,566,767)
  Class B Shares.......................................       (1,440,725)        (1,891,994)
  Class C Shares.......................................      (19,226,606)       (17,252,543)
  Class IB Shares......................................      (40,926,798)       (98,251,723)
  Class IC Shares......................................       (8,405,142)       (21,257,308)
                                                          --------------     --------------
Total Distributions....................................      (89,139,283)      (159,220,335)
                                                          --------------     --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....     (188,081,787)      (105,049,616)
                                                          --------------     --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..............................      171,568,767      1,129,759,191
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.........................................       52,935,318         91,115,595
Cost of Shares Repurchased.............................     (548,721,761)      (374,391,451)
                                                          --------------     --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.....     (324,217,676)       846,483,335
                                                          --------------     --------------
TOTAL INCREASE/DECREASE IN NET ASSETS..................     (512,299,463)       741,433,719
NET ASSETS:
Beginning of the Period................................    2,521,125,354      1,779,691,635
                                                          --------------     --------------
End of the Period (Including accumulated undistributed
  net investment income of $(3,854,118) and
  $(5,136,703), respectively)..........................   $2,008,825,891     $2,521,125,354
                                                          ==============     ==============

See Notes to Financial Statements                                             35

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL STATEMENTS continued

Statement of Cash Flows
For the Six Months Ended January 31, 2008

CHANGE IN NET ASSETS FROM OPERATIONS........................  $ (98,942,504)
                                                              -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Provided by Operating Activities:
  Purchase of Investments...................................   (534,502,206)
  Principal Repayments/Sales of Investments.................    892,526,550
  Net Purchases of Short-Term Investments...................     37,982,917
  Amortization of Loan Fees.................................        130,651
  Net Loan Fees Received....................................        806,065
  Accretion of Discounts....................................       (549,157)
  Net Realized Gain/Loss on Investments.....................     21,859,201
  Net Change in Unrealized Appreciation/Depreciation on
    Investments.............................................    164,687,652
  Increase in Restricted Cash...............................     (1,847,698)
  Increase in Receivable for Investments Sold...............    (76,819,485)
  Decrease in Interest and Fees Receivable and Other
    Assets..................................................      1,769,848
  Decrease in Payable for Investments Purchased.............    (27,142,987)
  Increase in Accrued Expenses and Other Payables...........        113,031
  Net Change in Unrealized Depreciation on Swap Contracts...      1,361,596
  Net Change in Unfunded Commitments........................      1,591,140
  Decrease in Trustees' Deferred Compensation and Retirement
    Plans...................................................        (37,254)
                                                              -------------
    Total Adjustments.......................................    481,929,864
                                                              -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................    382,987,360
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................    179,589,837
Change in Bank Borrowings...................................     23,000,000
Change in Accrued Interest Expense..........................         33,102
Payments on Shares Repurchased..............................   (548,917,734)
Cash Distributions Paid.....................................    (36,692,565)
                                                              -------------
    Net Cash from Financing Activities......................   (382,987,360)
                                                              -------------
NET INCREASE IN CASH........................................            -0-
Cash at Beginning of the Period.............................            -0-
                                                              -------------
CASH AT END OF THE PERIOD...................................  $         -0-
                                                              =============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash Paid During the Year for Interest......................  $  14,644,308
                                                              =============

 36                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                       SIX MONTHS                             FEBRUARY 18, 2005
                                          ENDED       YEAR ENDED JULY 31,     (COMMENCEMENT OF
CLASS A SHARES                         JANUARY 31,    --------------------     OPERATIONS) TO
                                          2008          2007        2006        JULY 31, 2005
                                       --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................   $   8.65      $   8.99    $   9.10        $   9.12
                                        --------      --------    --------        --------
  Net Investment Income (a)..........       0.33          0.66        0.54            0.18
  Net Realized and Unrealized Loss...      (0.71)        (0.29)      (0.15)          (0.04)
                                        --------      --------    --------        --------
Total from Investment Operations.....      (0.38)         0.37        0.39            0.14
Less Distributions from Net
  Investment Income..................       0.33          0.71        0.50            0.16
                                        --------      --------    --------        --------
NET ASSET VALUE, END OF THE PERIOD...   $   7.94      $   8.65    $   8.99        $   9.10
                                        ========      ========    ========        ========

Total Return (b).....................     -4.45%**       4.06%       4.39%           1.75%**
Net Assets at End of the Period (In
  millions)..........................   $  374.8      $  544.7    $   91.0        $   54.0
Ratios to Average Net Assets: *
  Operating Expense..................      1.43%         1.41%       1.39%           1.42%
  Interest Expense...................      1.23%         1.09%       0.10%           0.04%
  Total Net Expense..................      2.66%         2.50%       1.49%           1.46%
  Net Investment Income..............      7.79%         7.34%       5.95%           4.44%
Portfolio Turnover (c)...............        19%**         74%         84%             90%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratios to Average Net Assets:
  Operating Expense..................      1.68%         1.66%       1.64%           1.67%
  Interest Expense...................      1.23%         1.09%       0.10%           0.04%
  Total Gross Expense................      2.91%         2.75%       1.74%           1.71%
  Net Investment Income..............      7.54%         7.09%       5.70%           4.19%
SENIOR INDEBTEDNESS:
  Total Borrowing Outstanding (In
    thousands).......................   $578,000      $555,000    $195,000        $123,000
  Asset Coverage Per $1,000 Unit of
    Senior Indebtedness (d)..........   $  4,475      $  5,543    $ 10,127        $ 18,767

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or early withdrawal charge. On purchases of $1 million or more, an early withdrawal charge of 1% may be imposed on certain repurchases by the Fund made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined distribution and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d) Calculated by subtracting the Fund's total liabilities (not including the Borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements                                             37

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                       SIX MONTHS                             FEBRUARY 18, 2005
                                          ENDED       YEAR ENDED JULY 31,     (COMMENCEMENT OF
CLASS B SHARES                         JANUARY 31,    --------------------     OPERATIONS) TO
                                          2008          2007        2006        JULY 31, 2005
                                       --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................  $   8.65      $   8.99    $   9.10        $   9.12
                                        --------      --------    --------        --------
  Net Investment Income (a)...........      0.30          0.60        0.47            0.14
  Net Realized and Unrealized Loss....     (0.71)        (0.30)      (0.14)          (0.03)
                                        --------      --------    --------        --------
Total from Investment Operations......     (0.41)         0.30        0.33            0.11
Less Distributions from Net Investment
  Income..............................      0.30          0.64        0.44            0.13
                                        --------      --------    --------        --------
NET ASSET VALUE, END OF
  THE PERIOD..........................  $   7.94      $   8.65    $   8.99        $   9.10
                                        ========      ========    ========        ========

Total Return (b)......................    -4.94%**       3.29%       3.63%           1.41%**
Net Assets at End of the Period (In
  millions)...........................  $   37.4      $   41.5    $   17.8        $   10.8
Ratios to Average Net Assets:*
  Operating Expense...................     2.18%         2.18%       2.14%           2.18%
  Interest Expense....................     1.23%         1.10%       0.10%           0.04%
  Total Net Expense...................     3.41%         3.28%       2.24%           2.22%
  Net Investment Income...............     7.05%         6.67%       5.24%           3.73%
Portfolio Turnover (c)................       19%**         74%         84%             90%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratios to Average Net Assets:
  Operating Expense...................     2.43%         2.43%       2.39%           2.43%
  Interest Expense....................     1.23%         1.10%       0.10%           0.04%
  Total Gross Expense.................     3.66%         3.53%       2.49%           2.47%
  Net Investment Income...............     6.80%         6.42%       4.99%           3.48%
SENIOR INDEBTEDNESS:
    Total Borrowing Outstanding (In
      thousands)......................  $578,000      $555,000    $195,000        $123,000
    Asset Coverage Per $1,000 Unit of
      Senior Indebtedness (d).........  $  4,475      $  5,543    $ 10,127        $ 18,767

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 3%, charged on certain repurchases by the Fund made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined distribution and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d) Calculated by subtracting the Fund's total liabilities (not including the Borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

 38                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                       SIX MONTHS                             FEBRUARY 18, 2005
                                          ENDED       YEAR ENDED JULY 31,     (COMMENCEMENT OF
CLASS C SHARES                         JANUARY 31,    --------------------     OPERATIONS) TO
                                          2008          2007        2006        JULY 31, 2005
                                       --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................  $   8.65      $   8.99    $   9.10        $   9.12
                                        --------      --------    --------        --------
  Net Investment Income (a)...........      0.30          0.59        0.47            0.14
  Net Realized and Unrealized Loss....     (0.71)        (0.29)      (0.14)          (0.03)
                                        --------      --------    --------        --------
Total from Investment Operations......     (0.41)         0.30        0.33            0.11
Less Distributions from Net Investment
  Income..............................      0.30          0.64        0.44            0.13
                                        --------      --------    --------        --------
NET ASSET VALUE, END OF
  THE PERIOD..........................  $   7.94      $   8.65    $   8.99        $   9.10
                                        ========      ========    ========        ========

Total Return (b)......................    -4.94%**       3.29%       3.63%           1.41%**
Net Assets at End of the Period (In
  millions)...........................  $  466.5      $  563.5    $   72.5        $   55.7
Ratios to Average Net Assets:*
  Operating Expense...................     2.18%         2.16%       2.14%           2.17%
  Interest Expense....................     1.23%         1.09%       0.10%           0.04%
  Total Net Expense...................     3.41%         3.25%       2.24%           2.21%
  Net Investment Income...............     7.04%         6.55%       5.19%           3.66%
Portfolio Turnover (c)................       19%**         74%         84%             90%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratios to Average Net Assets:
  Operating Expense...................     2.43%         2.41%       2.39%           2.42%
  Interest Expense....................     1.23%         1.09%       0.10%           0.04%
  Total Gross Expense.................     3.66%         3.50%       2.49%           2.46%
  Net Investment Income...............     6.79%         6.30%       4.94%           3.41%
SENIOR INDEBTEDNESS:
    Total Borrowing Outstanding (In
      thousands)......................  $578,000      $555,000    $195,000        $123,000
    Asset Coverage Per $1,000 Unit of
      Senior Indebtedness (d).........  $  4,475      $  5,543    $ 10,127        $ 18,767

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 1%, charged on certain repurchases by the Fund made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined distribution and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d) Calculated by subtracting the Fund's total liabilities (not including the Borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements                                             39

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                  SIX MONTHS
                                     ENDED                       YEAR ENDED JULY 31,
CLASS IB SHARES                   JANUARY 31,   -----------------------------------------------------
                                     2008         2007       2006       2005       2004        2003
                                  -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................   $   8.66     $   9.01   $   9.11   $   9.00   $   8.29    $   8.09
                                   --------     --------   --------   --------   --------    --------
  Net Investment Income (a).....       0.33         0.68       0.54       0.37       0.30        0.33
  Net Realized and Unrealized
    Gain/Loss...................      (0.71)       (0.32)     (0.14)      0.08       0.68        0.19
                                   --------     --------   --------   --------   --------    --------
Total from Investment
  Operations....................      (0.38)        0.36       0.40       0.45       0.98        0.52
                                   --------     --------   --------   --------   --------    --------
Less:
  Distributions from Net
    Investment Income...........       0.33         0.71       0.50       0.34       0.25        0.29
  Return of Capital
    Distributions...............        -0-          -0-        -0-        -0-       0.02        0.03
                                   --------     --------   --------   --------   --------    --------
Total Distributions.............       0.33         0.71       0.50       0.34       0.27        0.32
                                   --------     --------   --------   --------   --------    --------
NET ASSET VALUE, END OF THE
  PERIOD........................   $   7.95     $   8.66   $   9.01   $   9.11   $   9.00    $   8.29
                                   ========     ========   ========   ========   ========    ========

Total Return (b)................     -4.57%**      4.05%      4.38%      5.18%     12.03%       6.58%
Net Assets at End of the Period
  (In millions).................   $  941.5     $1,131.8   $1,307.2   $1,639.0   $1,703.1    $1,876.1
Ratios to Average Net Assets:
  Operating Expense.............      1.42%        1.43%      1.39%      1.38%      1.48%       1.54%
  Interest Expense..............      1.24%        1.11%      0.10%      0.04%      0.00%(e)    0.00%(e)
  Total Net Expense.............      2.66%        2.54%      1.49%      1.42%      1.48%       1.54%
  Net Investment Income.........      7.81%        7.49%      5.87%      4.09%      3.44%       4.21%
Portfolio Turnover (c)..........        19%**        74%        84%        90%        94%         49%

SENIOR INDEBTEDNESS:
  Total Borrowing Outstanding
    (In thousands)..............   $578,000     $555,000   $195,000   $123,000        -0-         -0-
  Asset Coverage Per $1,000 Unit
    of Senior Indebtedness
    (d).........................   $  4,475     $  5,543   $ 10,127   $ 18,767        N/A         N/A

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 3%, charged on repurchases by the Fund made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or repurchases by the Fund of Fund shares. The early withdrawal charge was terminated effective February 18, 2005.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d) Calculated by subtracting the Fund's total liabilities (not including the Borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(e) Amount is less than 0.01%

N/A=Not Applicable

 40                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX MONTHS                                                 JUNE 13, 2003
                                       ENDED                   YEAR ENDED JULY 31,             (COMMENCEMENT OF
CLASS IC SHARES                     JANUARY 31,      ---------------------------------------    OPERATIONS) TO
                                        2008           2007       2006       2005      2004     JULY 31, 2003
                                  -----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 THE PERIOD.....................      $   8.66       $   9.00   $   9.11   $   9.00   $ 8.29        $ 8.16
                                      --------       --------   --------   --------   ------        ------
 Net Investment Income (a)......          0.33           0.68       0.54       0.37     0.28          0.04
 Net Realized and Unrealized
   Gain/Loss....................         (0.71)         (0.31)     (0.15)      0.07     0.69          0.12
                                      --------       --------   --------   --------   ------        ------
Total from Investment
 Operations.....................         (0.38)          0.37       0.39       0.44     0.97          0.16
                                      --------       --------   --------   --------   ------        ------
Less:
 Distributions from Net
   Investment Income............          0.33           0.71       0.50       0.33     0.24          0.03
 Return of Capital
   Distributions................           -0-            -0-        -0-        -0-     0.02           -0-
                                      --------       --------   --------   --------   ------        ------
Total Distributions.............          0.33           0.71       0.50       0.33     0.26          0.03
                                      --------       --------   --------   --------   ------        ------
NET ASSET VALUE, END OF THE
 PERIOD.........................      $   7.95       $   8.66   $   9.00   $   9.11   $ 9.00        $ 8.29
                                      ========       ========   ========   ========   ======        ======
Total Return (b)................        -4.56%**        4.06%      4.50%      4.98%   11.86%         2.02%**
Net Assets at End of the Period
 (In millions)..................      $  188.6       $  239.6   $  291.3   $  426.0   $332.0        $246.1
Ratios to Average Net Assets:*
   Operating Expense............         1.42%          1.43%      1.39%      1.44%    1.62%         1.56%
   Interest Expense.............         1.24%          1.11%      0.10%      0.04%    0.00%(d)       0.00%(d)
   Total Net Expense............         2.66%          2.54%      1.49%      1.48%    1.62%         1.56%
   Net Investment Income........         7.81%          7.49%      5.85%      4.07%    3.26%         3.89%
Portfolio Turnover (c)..........            19%**         74%        84%        90%      94%           49%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratios to Average Net Assets:
 Operating Expense..............         1.57%          1.58%      1.54%      1.52%      N/A           N/A
 Interest Expense...............         1.24%          1.11%      0.10%      0.04%      N/A           N/A
 Total Gross Expense............         2.81%          2.69%      1.64%      1.56%      N/A           N/A
 Net Investment Income..........         7.66%          7.34%      5.70%      3.99%      N/A           N/A
SENIOR INDEBTEDNESS:
   Total Borrowing Outstanding
     (In thousands).............      $578,000       $555,000   $195,000   $123,000      -0-           -0-
   Asset Coverage Per $1,000
     Unit of Senior Indebtedness
     (e)........................      $  4,475       $  5,543   $ 10,127   $ 18,767      N/A           N/A

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 1%, charged on repurchases by the Fund made within one year of purchase. If the sales charge was included, total returns would be lower. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or repurchases by the Fund of Fund shares. The early withdrawal charge was terminated effective February 18, 2005.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d) Amount is less than 0.01%.

(e) Calculated by subtracting the Fund's total liabilities (not including the Borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

N/A=Not Applicable

See Notes to Financial Statements                                             41

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JANUARY 31, 2008 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Loan Fund (the "Fund") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund invests primarily in adjustable rate Senior Loans. Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships, or other entities. These borrowers operate in a variety of industries and geographic regions. The Fund commenced investment operations on October 4, 1989. The Fund continuously offers Class A Shares, Class B Shares and Class C Shares. Class IB Shares and Class IC Shares are not continuously offered. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Fund's Senior Loans and notes are valued by the Fund following valuation guidelines established and periodically reviewed by the Fund's Board of Trustees. Under the valuation guidelines, Senior Loans and notes for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans and notes are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Other Senior Loans and notes are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Asset Management (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until the next interest rate redetermination and the maturity of such Senior Loans. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Fund's portfolio. The fair value of Senior Loans are reviewed and approved by the Fund's Valuation Committee and Board of Trustees.

    Equity securities are valued on the basis of prices furnished by pricing services or at fair value as determined in good faith by the Adviser under the direction of the Board of Trustees. Credit default swaps are valued using market quotations from brokers.

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses.

    The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until after payment is made. At January 31, 2008, the Fund had no when-issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees on senior loans purchased are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable senior loan, note or other fixed-income security.

    Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are earned as compensation for agreeing to changes in loan agreements. Income, expenses and realized and unrealized gains or losses are allocated on a pro-rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on January 31, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended July 31, 2007, remains subject to examination by taxing authorities.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At July 31, 2007, the Fund had an

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

accumulated capital loss carry forward for tax purposes of $1,072,209,351, which will expire according to the following schedule.

   AMOUNT                                                        EXPIRATION
$ 28,927,103                                                  July 31, 2008
  90,868,001                                                  July 31, 2009
 445,144,583                                                  July 31, 2010
 215,755,020                                                  July 31, 2011
 153,257,861                                                  July 31, 2012
  68,141,145                                                  July 31, 2013
  21,900,119                                                  July 31, 2014
  48,215,519                                                  July 31, 2015

    Due to a merger with another regulated investment company, a portion of the capital loss carry forward referred to above may be limited under Internal Revenue Code Section 382.

    At January 31, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................    $2,858,181,909
                                                                ==============
Gross tax unrealized appreciation...........................         5,511,687
Gross tax unrealized depreciation...........................      (324,554,560)
                                                                --------------
Net tax unrealized depreciation on investments..............    $ (319,042,873)
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended July 31, 2007 was as follows:

Distributions paid from:
  Ordinary income...........................................    $158,093,206
  Long-term capital gain....................................             -0-
                                                                ------------
                                                                $158,093,206
                                                                ============

    As of July 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $692,799

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses related to wash sale transactions and gains or losses recognized on securities for tax purposes but not for book purposes.

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

F. CREDITS EARNED ON CASH BALANCES During the six months ended January 31, 2008, the Fund's custody fee was reduced by $76,065 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY
NET ASSETS                                                      % PER ANNUM
First $500 million..........................................      .900%
Next $1.0 billion...........................................      .850%
Next $1.0 billion...........................................      .825%
Next $500 million...........................................      .800%
Over $3.0 billion...........................................      .775%

    In addition, the Fund will pay a monthly administration fee to Van Kampen Funds Inc., the Fund's Administrator, at an annual rate of .25% of the average daily net assets of the Fund. The administration services provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Fund's portfolio and providing certain services to the holders of the Fund's securities.

    For the six months ended January 31, 2008, the Fund recognized expenses of approximately $177,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a Trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended January 31, 2008, the Fund recognized expenses of approximately $62,700 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended January 31, 2008, the Fund recognized expenses of approximately $764,600 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended January 31, 2008, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $64,100 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $676,200. Sales charges do not represent expenses of the Fund.

    During the period, the Fund owned shares of the following affiliated companies. Affiliated companies are defined by the 1940 Act, as amended, as those companies in which a Fund holds 5% or more of the outstanding voting securities.

                                                               INTEREST/    MARKET
                                                      PAR/     DIVIDEND      VALUE
NAME                                                 SHARES*    INCOME     1/31/2008      COST
DecorateToday.com -- Common Shares.................  198,600     $-0-        $-0-      $3,505,909
Safelite Realty -- Common Shares...................   48,903      -0-         -0-             -0-
                                                               ---------   ---------   ----------
                                                                 $-0-        $-0-      $3,505,909
                                                               =========   =========   ==========

*   Shares were acquired through the restructuring of senior loan interests.

    Affiliate transactions during the six months ended January 31, 2008 were as follows:

                              PAR/SHARES                            PAR/SHARES    REALIZED     INTEREST/
                                AS OF        GROSS       GROSS        AS OF         GAIN/      DIVIDEND
NAME                          7/31/2007    ADDITIONS   REDUCTIONS   1/31/2008      (LOSS)       INCOME
Neoplan USA Corp. --
  Revolver**................   $589,367      $-0-      $(589,367)      $-0-      $       -0-     $-0-
Neoplan USA Corp. -- Common
  Shares**..................      8,517       -0-         (8,517)       -0-              (85)     -0-
Neoplan USA Corp. --
  Preferred Shares**........      2,262       -0-         (2,262)       -0-       (1,074,522)     -0-
                                                                                 -----------   ---------
                                                                                 $(1,074,607)    $-0-
                                                                                 ===========   =========

** Due to transactions during the year, the issuer is no longer an affiliated company.

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

For the six months ended January 31, 2008 and the year ended July 31, 2007, transactions were as follows:

                                              FOR THE                        FOR THE
                                         SIX MONTHS ENDED                  YEAR ENDED
                                         JANUARY 31, 2008                 JULY 31, 2007
                                    ---------------------------   -----------------------------
                                      SHARES          VALUE         SHARES           VALUE
Sales:
  Class A.........................    9,870,601   $  84,459,661    60,949,393    $  551,496,214
  Class B.........................      582,165       4,977,168     3,189,043        28,836,440
  Class C.........................    9,176,345      78,489,409    59,772,959       540,812,266
  Class IB........................      250,736       2,129,551       510,976         4,619,719
  Class IC........................      178,370       1,512,978       442,098         3,994,552
                                    -----------   -------------   -----------    --------------
Total Sales.......................   20,058,217   $ 171,568,767   124,864,469    $1,129,759,191
                                    ===========   =============   ===========    ==============
Dividend Reinvestment:
  Class A.........................    1,486,877   $  12,608,138     1,489,889    $   13,442,544
  Class B.........................      102,027         863,702       122,843         1,108,324
  Class C.........................    1,256,008      10,640,880     1,019,867         9,195,222
  Class IB........................    2,904,228      24,626,624     6,321,648        57,140,202
  Class IC........................      494,865       4,195,974     1,132,161        10,229,303
                                    -----------   -------------   -----------    --------------
Total Dividend Reinvestment.......    6,244,005   $  52,935,318    10,086,408    $   91,115,595
                                    ===========   =============   ===========    ==============
Repurchases:
  Class A.........................  (27,136,906)  $(229,581,732)   (9,602,050)   $  (86,649,107)
  Class B.........................     (765,839)     (6,483,766)     (493,624)       (4,455,429)
  Class C.........................  (16,832,297)   (141,989,501)   (3,701,287)      (33,378,803)
  Class IB........................  (15,409,779)   (131,348,737)  (21,362,284)     (193,268,547)
  Class IC........................   (4,613,944)    (39,318,025)   (6,266,028)      (56,639,565)
                                    -----------   -------------   -----------    --------------
Total Repurchases.................  (64,758,765)  $(548,721,761)  (41,425,273)   $ (374,391,451)
                                    ===========   =============   ===========    ==============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $534,502,206 and $892,526,550, respectively.

5. REPURCHASE OF SHARES

The Fund has a policy of making monthly repurchase offers ("Repurchase Offers") for the Fund's common shares pursuant to Rule 23c-3(b) of the 1940 Act, as amended; until October 2006 Repurchase Offers had been made at quarterly intervals.

    On June 23, 2006, the shareholders of the Fund approved an amendment to the Fund's fundamental policy regarding the Fund's offer to repurchase its shares to allow the Fund to repurchase its shares on a monthly basis. In addition, on June 7, 2006, the Fund obtained exemptive relief from the Securities and Exchange Commission to enable the Fund to conduct monthly Repurchase Offers, subject to certain conditions. The Fund began conducting monthly offers to repurchase its outstanding shares commencing in October 2006.

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

    The Repurchase Offers will continue to be for between 5% and 25% of the Fund's outstanding shares; however, whereas the Fund's present intent for quarterly offers was up to 15% during any one quarter, the Fund's present intent for monthly offers is up to between 5% and 8% (However, the Board of Trustees may authorize an additional 2%, if necessary, without extending the repurchase offer.). The repurchase request deadline will be the third Friday of each calendar month (or the preceding business day if such third Friday is not a business day). To accommodate monthly Repurchase Offers, the Fund has shorter notice periods before each offer, shorter repurchase periods and shorter payment periods after each offer. During the six months ended January 31, 2008, the Fund had no quarterly Repurchase Offers and six monthly Repurchase Offers as follows:

                                  PERCENTAGE OF
REPURCHASE                     OUTSTANDING SHARES       NUMBER OF               PERCENT OF
REQUEST                        THE FUND OFFERED TO   SHARES TENDERED    OUTSTANDING SHARES TENDERED
DEADLINES                          REPURCHASE         (ALL CLASSES)            (ALL CLASSES)
August 17, 2007                        5.0%            13,371,913                   4.5%
September 21, 2007                     5.0              8,268,558                   2.9
October 19, 2007                       5.0              5,545,251                   1.9
November 16, 2007                      5.0              9,949,692                   3.5
December 21, 2007                      5.0             16,587,388                   6.0
January 18, 2008                       5.0             11,035,963                   4.2

6. COMMITMENTS

Pursuant to the terms of certain of the Senior Loan agreements, the Fund had unfunded loan commitments of approximately $88,074,600 as of January 31, 2008. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities, and liquid senior loans as a reserve. The unrealized depreciation on these commitments of $6,500,426 as of January 31, 2008 is reported as "Unfunded Commitments" on the Statement of Assets and Liabilities.

7. BORROWINGS

The Fund has entered into a $700 million Amended and Restated Revolving Credit and Security Agreement to finance the repurchases of shares or to purchase additional securities for investment purposes. This revolving credit agreement is secured by the assets of the Fund.

    In connection with this agreement, for the six months ended January 31, 2008, the Fund incurred fees of approximately $757,300. For the six months ended January 31, 2008, the average daily balance of borrowings under the Amended and Restated Revolving Credit and Security Agreement was $528,847,826 with a weighted average interest rate of 5.45%.

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

    At January 31, 2008, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

                                                              PRINCIPAL
                                                               AMOUNT       VALUE
SELLING PARTICIPANT                                             (000)       (000)
General Electric............................................   $ 5,000     $ 4,934
Merrill Lynch...............................................    20,000      16,400
JP Morgan Chase.............................................    20,000      16,400
Citicorp North America......................................    16,667      13,667
Bank of America, NA.........................................    10,000       8,200
                                                               -------     -------
                                                               $71,667     $59,601
                                                               -------     -------

9. DISTRIBUTION AND SERVICE PLAN

Shares of the Fund are distributed by Van Kampen Funds, Inc. ("the Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares and in so doing has agreed to comply with rule 12b-1 under the 1940 Act, as amended, as if the Fund were an open-end investment company. The Fund also has adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares, Class C Shares and Class IC Shares. There is no Distribution Plan or Service Plan for Class IB Shares and no Distribution Plan for Class IC Shares. All service fees under the Service Plan applicable to Class A Shares, Class B Shares, Class C Shares and Class IC Shares are currently being waived. For the six months ended January 31, 2008, the Distributor waived service fees of $1,531,239. This waiver is voluntary in nature and can be discontinued at any time. Under the Distribution Plan and Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its Shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

    Under the Distribution Plan and Service Plan, the Fund may spend up to a total of 0.25%, 1.00%, 1.00%, and 0.15% (0.25% maximum) per year of the average daily net assets of Class A Shares, Class B Shares, Class C Shares, and Class IC Shares, respectively. Due to voluntary fee waivers by the Distributor, the aggregate distribution and service fees are currently 0.00%, 0.75%, 0.75%, and 0.00% per year of the average daily net assets for Class A Shares, Class B Shares, Class C Shares, and Class IC Shares, respectively. Annual fees under the Distribution Plan and Service Plan are accrued daily. The net annual fees for Class B Shares and Class C Shares are paid monthly to the Distributor.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $787,100 and $3,841,200 for Class B Shares and Class C Shares, respectively. These amounts may be recovered from future payments under the Distribution Plan. To the extent the unreimbursed receivable has been fully recovered, any excess fees will be refunded to the Fund on a quarterly basis.

10. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

    The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    The Fund may enter into credit default swap contracts for hedging purposes or to gain exposure to a credit in which the Fund may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments, to the buyer in the event of an adverse credit event of the issuer. The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statements of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations.

    Credit default swaps may involve greater risks than if the Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk. If there is a default by the counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Cash collateral, when received by the Fund, is recorded with an offsetting liability shown on the Statement of Assets and Liabilities. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Restricted cash, if any, for segregating purposes is shown on the Statement of Assets and Liabilities.

11. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

12. ACCOUNTING PRONOUNCEMENT

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of January 31, 2008, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.

VAN KAMPEN SENIOR LOAN FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

CHRISTINA JAMIESON
Vice President

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza - Suite 100
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
111 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
 52

  Van Kampen Senior Loan Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Senior Loan Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Senior Loan Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                  1 Parkview Plaza - Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2008 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                         18, 118, 218, 59, 359
                                                                   SLFSAN 3/08
    (VAN KAMPEN INVESTMENTS LOGO)                           IU08-01359P-Y01/08

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(1) Code of Ethics -- Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Senior Loan Fund

By:  /s/ Ronald E. Robison
     ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: March 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Ronald E. Robison
     ---------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: March 20, 2008

By:  /s/ Stuart N. Schuldt
     ---------------------
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: March 20, 2008